SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                                FORM 8-K


                             CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d)
                 OF THE SECURITIES EXCHANGE ACT OF 1934


            DATE OF EARLIEST REPORTED EVENT   August 26, 1996



                         RAM-Z ENTERPRISES, INC.
         (Exact name of Registrant as specified in its charter)




     Delaware                      0-25496             87-0400335
(State or other jurisdiction of  (Commission          (IRS Employer
incorporation or organization)   File Number)      Identification Number)


                       5444 Westheimer, Suite 2080
                          Houston, Texas 77056
          (Address of Registrant's principal executive offices)


                             (713) 622-1893
          (Registrant's telephone number, including area code)


                             (713) 840-9034
          (Registrant's facsimile number, including area code)


                     155 East 34th Street, Apt. 10A
                        New York, New York 10016
              (Former Address, if Changed from Last Report)

Item 1.

Changes in Control of the Registrant

         Pursuant to an Agreement and Plan of Reorganization (the "Plan") between RAM-Z Enterprises, Inc. (the "Registrant"), its principal stockholders (the "Principal Stockholders"), HyperDynamics Corporation, a Texas corporation ("HyperDynamics"), and certain stockholders of HyperDynamics who owned more than 80% of the outstanding voting securities of HyperDynamics and who executed and joined in the Plan (the "HyperDynamics Stockholders"), the HyperDynamics Stockholders became the controlling stockholders of the Registrant in a business combination transaction that was effected in the form of a "reverse takeover," and completed on August 26, 1996. Immediately prior to the completion of the Plan, the Registrant had no material assets, liabilities or business operations. The Plan was accounted for as a pooling of interests.

         At the time of the adoption of the Plan, the Registrant had 50,000,000 shares of voting common stock issued and outstanding. Gregory Aurre, Amerika Aurre, Geraldine Aurre and Gregory Aurre III were the principal and controlling stockholders of the Registrant; collectively owning 42,350,000 shares of common stock or approximately 85% of the outstanding voting securities of the Registrant. There was no relationship between the Principal Stockholders and HyperDynamics or the HyperDynamics Stockholders prior to the completion of the Plan.

         As a condition to the Plan, which is an exchange agreement between the Registrant and the HyperDynamics Stockholders, the stockholders approved and the Registrant effected a share consolidation or "reverse split" in the ratio of one post-consolidation share for every 44.428648 pre-consolidation shares held by a stockholder, provided, however, that no single stockholder's share ownership was reduced to fewer than 100 post-consolidation shares. As a result of this 44 for 1 share consolidation, the Registrant had 1,125,400 shares, more or less, issued and outstanding immediately prior to the completion of the Plan.

         The consideration used by the HyperDynamics Stockholders to acquire their respective interests in the Registrant was 4,577,000 shares of $0.001 par value common voting stock of HyperDynamics, amounting to 100% of the outstanding voting securities of HyperDynamics, for 4,577,000 post-consolidation shares of $0.001 par value common voting stock of the Registrant, amounting to approximately 80% of the outstanding post-Plan voting securities of the Registrant. Accordingly, the basis of the "control" by the HyperDynamics Stockholders is based upon this stock ownership, and their present capacities as directors and/or executive officers of the Registrant.

         In summary, pursuant to the Plan, (i) the pre-Plan outstanding voting securities of the Registrant were consolidated in the ratio of one post-consolidation share for every 44.428648 pre-consolidation shares held by a stockholder, provided, however, that no single stockholder's share ownership was reduced to fewer than 100 post-consolidation shares. (ii) the Registrant's authorized capitalization of 50,000,000 shares of $0.001 par value per share common stock was retained and appropriate adjustments were made to the stated capital and additional paid in capital accounts of the Registrant, (iii) each issued, outstanding or subscribed share of common stock of HyperDynamics was exchanged for one post-consolidation share of the Registrant's common stock, amounting to 4,577,000 post-consolidation shares in the aggregate (iv)
HyperDynamics became a wholly-owned subsidiary of the Registrant and the HyperDynamics Stockholders, as a group, acquired shares representing approximately 80% of the post-plan capitalization of the Registrant; and (v) an additional 476,600 post-consolidation shares were issued to certain consultants to the Registrant and HyperDynamics, 426,600 and 50,000 shares, respectively, for services related to the negotiation and consummation of the Plan. Following the completion of the Plan, taking into account the foregoing, there are approximately 6,161,000 post-split outstanding voting securities of the Registrant.

         The following table presents certain information regarding the beneficial ownership of the Registrant's common stock at August 26, 1996, by (i) each person known by the Registrant to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each of the Registrant's directors, and (iii) all directors and officers as a group.

                                Number of Shares        Percent of
       Name (1)            Beneficially Owned (2)       Class

Susanne Jackson (3)             1,851,000               30.04%
Gregory J. Micek                   600,000                9.74%
Kent Watts                           480,000                7.79%
Robert Hill (4)                      390,000                6.33%
Arthur Frank Click, III            251,000                4.07%
Lewis E. Ball                       100,000                 1.62%

All officers and directors as
a group (6 persons)              3,672,000               59.60%

(1) Unless otherwise indicated, each listed person's mailing address is 5444 Westheimer, Suite 2080, Houston, Texas 77056.
(2) Unless otherwise indicated, each person or group has sole voting and investment power with respect to all listed shares.
(3) Includes 251,000 shares held of record by the Houston Creative Connection Management Incentive Plan. While the allocation of these shares among Houston Creative's employees will be determined by Ms. Jackson, she disclaims beneficial ownership of the shares.
(4) Includes 150,000 shares issued pursuant to Mr. Hill's executive employment agreement that will vest at the rate of 12,500 shares per calendar quarter and are subject to forfeiture in the event that Mr. Hill's employment with the Registrant is terminated for any reason.

         The Registrant knows of no arrangements that will result in a change in control at a date after this Current Report on Form 8-K.

         Copies of the Plan and related exhibits accompany this Report on Form 8-K and are incorporated herein by reference. See Item 7 of this Report.

Item 2.

Acquisition or Disposition of Assets.

(a)      Acquisition of HyperDynamics and Subsidiaries

         Introduction to the Internet. The World Wide Web of the Internet (the "Web") is a collection of billions of documents, referred to as "pages," located on millions of computers, referred to as "servers," all over the world. The power of the Web is that all of these pages and all of these servers can be readily accessed from almost any home computer and seamlessly connected with each other by "hypertext" linking that allows a user to move effortlessly between different pages and different servers by simply clicking on "hot-links" embedded within a page.

         A grouping of one or more related pages maintained by an individual or company is ordinarily referred to as a "Web-site" and each page within a Web-site will have its own unique address, called a Universal Resource Locator ("URL"). For example, HyperDynamics' Web-site includes several pages, each with its own distinct URL, but the starting point, or "home page" address for HyperDynamics' Web-site, is http://www.HyperDynamics.com. This home page, in turn, serves as the starting point to help users navigate through the other pages included in the HyperDynamics Web-site and to link to the separate Web-sites maintained by the HyperDynamics subsidiaries as well as pages located on other servers.

         Despite the global reach and immense capabilities of the Web, any business willing to make a modest investment can establish a Web-Site. In general, the basic requirements for a Web-Site are access to a server, a message to convey and a hypertext program. Simple commercial Web-Sites can be created for less than $500 and maintained for as little as $50 per month. More complex commercial Web-sites can cost millions of dollars to create and require a full-time staff of Web-Site programmers for maintenance.

         HyperDynamics Corporation. HyperDynamics was incorporated under the laws of the State of Texas on March 7, 1996, for the purpose of acquiring key Internet related businesses in order to capitalize on the anticipated growth of the Internet, a communications phenomenon that is expected to change the way people communicate and do business, not just in the U.S., but throughout the world. The principal office of the Registrant and HyperDynamics is located at 5444 Westheimer, Suite 2080, Houston, Texas 77056 [Telephone (713) 622-1893].

         HyperDynamics' principal business objective is to become a leading provider of technical services for companies that wish to establish a commercial presence on the Web. In furtherance of this objective, HyperDynamics has recently acquired (i) Houston Creative Connections, Inc., a computer industry personnel outsourcing company, (ii) The Agency, an unincorporated division of Houston Creative Connections, Inc. that functions as a broad-based public relations, advertising and marketing firm specializing In Internet applications, and (iii) MicroData Systems, Inc., a value-added reseller and systems integrator of technical hardware and software products. Through the acquisition and integration of these companies, HyperDynamics has established a core capability consisting of communications services, related technical expertise and creative expertise. The company intends to exploit these capabilities in an on-going acquisition and business development strategy to become a national leader in providing integrated Internet services and content to selected market segments. HyperDynamics is actively engaged in reviewing and evaluating a number of other Internet related companies in sub-specialties ranging from creative Web site Content and dial-up Internet access to computer hardware re-sellers.

         Operating Subsidiaries-Houston Creative Connections, Inc. HCCI was organized In 1985 to serve as a computer industry personnel outsourcing firm . HCCI places temporary and permanent personnel such as computer operators, programmers, CAD operators, graphic designers and multi-media artists proficient In state-of-the-art software. Their customer list includes the Houston Chronicle, Chevron, Compaq, Marathon Oil, Shell and Texaco.

         HCCI has capitalized on two important developments in the U.S economy - downsizing and the need for technical expertise, often relating to advanced personal computer applications and the internet. As corporations have moved to reduce their permanent employment through cutbacks and layoffs, they have found it necessary to fill specific, often short-term needs, with temporary help. Secondly, the rapid growth in the demand for Information technology products and services has created a shortage of qualified people with these unique skills. Without in-house expertise, many companies are utilizing the services of specialized agencies such as HCCI to meet those needs. HCCI is well-positioned as a premier supplier of technical and creative talent in Houston.
The HCCI Is looking to expand geographically in the near future.
HCCI s Internet address is "http://www.chreative.com"

          The Agency. The Agency is a broad based public relations, advertising and marketing firm specializing in internet applications. The Agency serves businesses in the Houston area ranging from small companies such as Molinas Restaurants to large enterprises such as Champion Recycling, Compaq and World of Atlantis.

         The Agency emphasizes an integrated communications approach incorporating advanced technology. By innovative use of the internet, The Agency has been able to enhance existing client relations and attract new accounts. A key feature of their services is imaginative and interactive web page design and maintenance. The Agency is committed to the future of interactive media as an important aspect of a client's total public relations picture.

          MicroData Systems, Inc. MDSI was established in 1988 as a value-added reseller and systems integrator of technical hardware and software products. Since inception, MDSI has developed significant reseller relationships with leading computer hardware and software manufacturers and developers, such as 3Com Corporation, Bay Networks. Digital Equipment Corporation, IBM, Sunsoft, Microsoft, and Great Plains Software. These relationships have helped MDSI develop strong network engineering and systems integration expertise among their impressive list of customers are Lockheed Martin Space Operations and Harris County Hospital District.

         MDSI through MicroData internet, provides Internet access and services to support its technical sales and is developing the ability for transaction processing via the internet. This ability will allow MDSI to more efficiently market the high-tech commodity products and shrink wrapped software.

         In January of 1996, MDSI started MicroSystems Business Systems to develop fully-integrated MIS infrastructures around Microsoft's Backoffice and Great Plains client-server software to be sold to small and medium-size businesses. MDSI believes there is a large and growing market for common information management platforms with flexibility and scalability yet geographically independent.

         MDSI is developing total MIS service capabilities to provide integrated client server-based management information systems for businesses using standard voice, data. and video communications.
MDSI's Internet address is "http://www.microdat.com"

         Acquisition Terms. For a detailed discussion of the terms of the acquisition of HyperDynamics by the Registrant, see the discussion in Item 1.

 (b) Acquisition of Property, Plant and Equipment. No material assets of HyperDynamics, Houston Creative Connections, Inc., The
Agency or MicroData Systems, Inc. constitute plant, equipment or other physical property.

Item 3.

Bankruptcy or Receivership.

None; not applicable.

Item 4.

Changes in Registrant's Certifying Accountant.

          Jones, Jensen & Company ("Jones Jenson"), Certified Public Accountants, of Salt Lake City, Utah, audited the financial statements of the Registrant for the years ended December 31, 1995 and 1994. These financial statements accompanied the Registrant's Registration Statement filed with the Securities and Exchange Commission on Form 10-SB.

          Jack Evans, Certified Public Accountant, of Houston, Texas, was engaged as the Registrant's accountant on August 26, 1996, the effective date of the Plan with HyperDynamics and the HyperDynamics Stockholders, and will be asked to audit the financial statements of the Registrant, HyperDynamics and its two wholly owned subsidiaries, HCCI and MDSI, for the year ended June 30, 1996, and their related statements of income for the years ended June 30, 1996 and 1995, to coincide with the change of fiscal year of the Registrant discussed in Item 8 of this Report.

          There were no disagreements between the Registrant and Jones Jenson, whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved, would have caused them to make reference to the subject matter of the disagreement in connection with their report.

          The report of Jones Jenson for the past two fiscal years did not contain any adverse opinion or disclaimer of opinion, excepting a "going concern" qualification, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

          The decision to change principal accountants was not submitted for approval to the Board of Directors; the change was made by the Registrant's President, Greg J. Micek, because Mr. Evans offices were located near the new principal executive offices of the Registrant, which were relocated to the offices of HyperDynamics, following the completion of the Plan.

          Also, during the Registrant's two most recent fiscal years, and since then, Jones Jenson has not advised the Registrant that any of the following exist or are applicable:

          (1) That the internal controls necessary for the Registrant to develop reliable financial statements do not exist, that information has come to their attention that has lead them to no longer be able to rely on management's representations, or that has made them unwilling to be associated with the financial statements prepared by management;

          (2) That the Registrant needs to expand significantly the scope of its audit, or that information has come to their attention that if further investigated may materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements or any other financial presentation, or cause him to be unwilling to rely on management's representations or be associated with the Registrant's financial statements for the foregoing reasons or any other reason; or

          (3) That they have advised the Registrant that information has come to their attention that they have concluded materially impacts the fairness or reliability of either a previously issued audit report or the underlying financial statements for the foregoing reasons or any other reason.

          Further, during the Registrant's two most recent fiscal years and since then, the Registrant has not consulted Jones Jenson regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements or any other financial presentation whatsoever.

          The Registrant has provided Jones Jenson with a copy of the disclosure provided under this caption, and has advised them to provide the Registrant with a letter addressed to the Securities and Exchange Commission as to whether they agrees or disagrees with the disclosures made herein. A copy of his response is attached hereto and incorporated herein by reference. See Item 7 of this Report.

Item 5.

Other Events

         Certain unrelated third parties who advanced to Q-Marq Securities, Ltd., a financial consulting firm organized under the laws of the Cayman Islands, BWI ("Q-Marq"), extraordinary expenses in the amount of $200,000 associated with the reorganization between the Registrant and HyperDynamics, acquired 325,000 shares of the Registrant's common stock from certain consultants who were party to the Registrant's Consultant Compensation Plan and who received securities thereunder for services rendered which had been registered with the Securities and Exchange Commission in a recent Form S-8 Registration Statement.

Item 6.

Resignations of Directors and Executive Officers.

         No director has resigned or declined to stand for re-election to the Board of Directors since the date of the last annual meeting of stockholders because of any disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices.

         In conformity with the requirements of the Plan (see Item I of this Report), the persons who were serving as directors and executive officers of the Registrant immediately prior to the completion of the Plan resigned, in seriatim, and appointed the persons who were serving as directors and executive officers of HyperDynamics immediately prior to the completion of the Plan, as follows, respectively, to-wit:

      Name                               Position Resigned
Gregory Aurre                         President and Director
Amerika Aurre                         Secretary, Treasurer and Director
Geraldine Aurre                       Director

      Name                               Position Appointed
Greg J. Micek                         President and Director
Robert J. Hill                        Chief Operating Officer, Director
Lewis E. Ball                         Chief Financial Officer and Secretary
Susanne L. Jackson                    Director
Arthur Frank Click, III               Director

         Robert J. Hill, age 42, has served as the Chief Operating Officer of HyperDynamics since June 1996 and as Chief Operating Officer and a Director of the Registrant since August 26, 1996. Before joining HyperDynamics, Mr. Hill served for two years as vice president of Hudson-Trinity Incorporated, a privately-held internet service provider and network engineering company that also contracted senior network engineers to Loral Space Systems, Inc., the principal civilian contractor for the design, development and installation of NASA's new manned space flight control center. Previously, Mr. Hill served for three years as Acquisition Manager for Loral Space Systems, Inc. Mr. Hill has earned an MBA degree from South Eastern Institute of Technology and a BA degree from the State University of New York at Potsdam.

         Susanne L. Jackson, age 62, has served as the Chief Executive Officer and President of Houston Creative Connections, Inc. for 10 years, as a director of HyperDynamics since July 1996 and a Director of the Registrant since August 26, 1996. Ms. Jackson attended Midwestern University for two years, the Santa Fe School of Art for two years and McNay Art for one year.

         Gregory J. Micek, age 41, has served as the President of HyperDynamics since June 1996 and as President and a Director of the Registrant since August 26, 1996. Mr. Micek has sixteen years of experience serving as either a Contract Chief Executive Officer or Contract Chief Financial Officer for over 20 firms in the Houston area. His primary expertise lies in the management and financing of emerging growth companies. Mr. Micek earned his BS and JD degrees from Creighton University.

         Lewis E. Ball, age 61, has served as the Chief Financial Officer of HyperDynamics since June 1996 and as Chief Financial Officer of the Registrant since August 26, 1996. Mr. Ball has many years of industry experience as a Chief Financial Officer for several major public companies, including Stewart & Stevenson Services, Inc. and Richmond Tank Car Company. Mr. Ball has been a Certified Public Accountant since 1957 and a Certified Management Accountant since 1979. Mr. Ball attended Sam Houston State College and the University of Houston before earning a BBA in Finance from the University of Texas.

         Arthur Frank Click, III, age 40, has served as the principal executive of
The Agency since June 1996. Before joining The Agency, Mr. Click owned and managed McMan & Tate, a Houston based advertising and public relations firm for a period of three years. Previously, Mr. Click served as Director of Marketing and Sales for the Galleria
Area Chamber of Commerce. Mr. Click has been involved in entrepreneurial enterprises for the last 20 years, including textile printing, entertainment and advertising. Mr. Click attended Texas Tech University and the University of Houston, where he earned a BBA in Finance.

ITEM 7.

Financial Statements and Exhibits

(a)      Financial statements of business acquired.

         No audited financial statements exist respecting the prior operations of HyperDynamics or its subsidiaries. Nevertheless, in connection with its acquisition of HyperDynamics, the Registrant reviewed unaudited financial statements of HyperDynamics and its subsidiaries as of June 30, 1996 and for the year then ended. This unaudited financial information is incorporated in the Unaudited Pro forma Financial Statements attached hereto and incorporated herein by this reference. While HyperDynamics has commenced the preparation of audited consolidated financial statements for the periods specified in Item 310(c) of Regulation S-B, these financial statements are not expected to be completed until late September. When audited consolidated financial statements for HyperDynamics and its subsidiaries are available, this Current Report on Form 8-K will be amended to incorporate such financial statements.

(b)      Pro forma financial information.

         In connection with its acquisition of HyperDynamics, the Registrant reviewed unaudited financial statements of HyperDynamics and its subsidiaries as of June 30, 1996 and for the year then ended. This unaudited financial information is included in the unaudited pro forma consolidated financial statements attached hereto.

         While the Registrant has commenced the preparation of pro forma financial statements for the periods specified in Item 310(d) of Regulation S-B, these pro forma financial statements are not expected to be completed until late September. When the pro forma financial statements become available, this Current Report on Form 8-K will be amended to provide the pro-forma financial statements required by Item 310(d) of Regulation S-B.

(c)      Exhibits.
                Exhibit No.

Agreement and Plan of Reorganization between the Registrant                2
and HyperDynamics Corporation, including the following exhibits:

Exhibit A     Stockholders of HyperDynamics Corporation
Exhibit B     Consultant's Compensation Agreement
Exhibit C     Unaudited financial statements of RAM-Z Enterprises as of
                 June 30, 1996.
Exhibit D     Exceptions to the RAM-Z Enterprises financial statements
Exhibit E     Pro forma financial statements of HyperDynamics as of May
                 31, 1996.
Exhibit F     Exceptions to the HyperDynamics financial statements
Exhibit G     Compliance certificate of RAM-Z Enterprises, Inc.
Exhibit H     Compliance certificate of HyperDynamics Corporation
Exhibit J     Finders

Letter Regarding Change of Certifying Accountants                       16


Item 8.

Change in Fiscal Year.

         In connection with the acquisition of HyperDynamics and its subsidiaries, the Registrant has elected to change its annual accounting period from the calendar year to a Fiscal Year that will end on June 30 of each year. Accordingly, the Registrant intends to file a Form 10-K for the year ended June 30, 1996 on or before September 30, 1996. In connection therewith, the Registrant will also file audited financial statements for HyperDynamics and its subsidiaries for the year ended June 30, 1996.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RAM-Z Enterprises, Inc.
September 5, 1996



By:  /ss/  Gregory J. Micek
- ----------------------------------
Gregory J. Micek, Chief Executive Officer



                             RAM-Z ENTERPRISES, INC.

                   Consolidated Proforma Financial Statements

                                 June 30, 1996

The Board of Directors
RAM-Z Enterprises, Inc.
Houston, Texas

I have compiled the accompanying consolidated proforma balance sheet of RAM-Z Enterprises, Inc. as of June 30, 1996 and the related consolidated proforma statement of operations for the year then ended.

The accompanying presentation and this report was prepared for your company for the purpose of examining the results of the proposed transactions as outlined in the assumptions and disclosures presented with these proforma financial statements and should not be used for any other purpose.

A compilation is limited to presenting in the form of proforma financial statements information that is the representation of management and does not include evaluation of the support for the assumptions underlying the proforma financial statements and, accordingly I do not express an opinion or any form of assurance on them.





August 26, 1996

                            RAM-Z ENTERPRISES, INC.
                      Consolidated Proforma Balance Sheet
                                June 30, 1996
                                 (unaudited)

                                              Houston
              RAM-Z     Hyper-    MicroData   Creative
           Enterprises, Dynamics  Systems  Connections,           Proforma
              Inc.    Corporation   Inc.       Inc.  Adjustments Consolidation

ASSETS
CURRENT ASSETS
Cash and
marketable
securities               99,916    2,990     50,555    22,500 2b   175,961
Accounts
receivable                       326,519    440,092                766,611
Inventory                         22,165       -                    22,165
Other current
assets            -         -        -        3,457                  3,457

Total Current
Assets            -      99,916  351,674    494,104    22,500      968,194

PROPERTY, PLANT
& EQUIPMENT -
at cost, net
of accumulated
depreciation       -              49,588     76,058                125,646

Other Assets       -        -     43,354       -         -          43,354

Total Assets       -     99,916  444,616    570,162   22,500     1,137,194

See Summary of Assumptions and Disclosures and Accountant's Report

                         RAM-Z ENTERPRISES, INC.
                     Consolidated Proforma Balance Sheet
                               June 30, 1996
                                (unaudited)

                                             Houston
                RAM-Z     Hyper-  MicroData  Creative
            Enterprises, Dynamics  Systems, Connections,            Proforma
               Inc.    Corporation    Inc.    Inc.   Adjustments Consolidation
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Notes payable                        9,800   145,000               154,800
Accounts payable
and accrued
expenses       7,741     7,000     356,163    68,993               439,897

Total Current
Liabilities    7,741     7,000     365,963   213,993       -       594,697

Total Long-term
Liabilities                         19,199    31,663                50,862

STOCKHOLDERS' EQUITY
Common stock;
par value $0.001;
authorized
50,000,000 shares;
issued and
outstanding
6,161,000
shares        50,000                                  (48,875) 1    6,161
                                                        4,577 3a
                                                          459 3b

Common stock,
par value $.01;
authorized
10,000,000
shares;
issued and
outstanding
240,000
shares                   2,400                         27,060 2a      -
                                                          450 2b
                                                       15,860 2c
                                                      (45,770)3a

Common stock,
par value $.10;
authorized
1,000,000
shares;
issued and
outstanding
75,000
shares                               7,500             (7,500)4       -

Common stock,
no par value;
authorized
100,000 shares;
issued and
outstanding
1,000
shares                                         2,000   (2,000)4        -

Additional
paid-in
capital     108,503     97,600         546             48,875 1    284,888
                                                      (27,060)2a
                                                       22,050 2b
                                                      (15,860)2c
                                                       41,193 3a
                                                         (459)3b
                                                        9,500 4
Retained
earnings
(deficit)  (166,244)    (7,084)    51,408    322,506       -      200,586

Total
Stockholders
Equity       (7,741)    92,916     59,454    324,506   22,500     491,635
                        99,916    444,616    570,162   22,500   1,137,194

See Summary of Assumptions and Disclosures and Accountant's Report

                        RAM-Z ENTERPRISES, INC.
           Consolidated Proforma Statement of Operations
                        Year ended June 30, 1996
                             (unaudited)

                                             Houston
                RAM-Z     Hyper-  MicroData Creative
            Enterprises, Dynamics  Systems,Connections,            Proforma
                Inc.   Corporation  Inc.       Inc.  Adjustments Consolidation
REVENUES
Placement and
temporary fees                             3,467,899      -     3,467,899
Equipment and
maintenance sales                  943,141                -       943,141
Advertising and
other                                        420,027      -       420,027
                                   943,141 3,887,926            4,831,067

COST OF REVENUES
Equipment and
materials                          754,270   136,506      -       890,776
Placement and
temporary labor                            2,769,204      -     2,769,204
Direct labor                                 193,645      -       193,645
                                   754,270 3,099,355            3,853,625
Gross Margin                       188,871   788,571              977,442

Selling,
General; and
Administrative
Expenses       8,582     7,084     110,899   755,359      -       881,924
Depreciation                         1,173    38,496      -        39,669
Income (Loss)
Before Taxes  (8,582)   (7,084)     76,799    (5,284)     -        55,849

Income Taxes  (1,287)   (1,063)     11,520      (793)     -         8,377

Net Income
(Loss)        (7,295)   (6,021)     65,279    (4,491)     -        47,472

Proforma net income per share                                         0.0

Proforma Weighted average
common shares outstanding                                      6,161,000

See Summary of Assumptions and Disclosures and Accountant's Report

                       RAM-Z ENTERPRISES, INC.
           Statements of Assumptions and Disclosures for the
               Consolidated Proforma Financial Statements
                           June 30, 1996
                            (unaudited)

BACKGROUND AND HISTORICAL INFORMATION

RAM-Z Enterprises, Inc. ("RAM-Z") was incorporated under the laws of the State of Delaware on April 21, 1994, for the purpose of effecting a merger with a Utah corporation of the same name incorporated on July 29, 1983. There was no other activity 1994 to date. RAM-Z is a development stage company.

HyperDynamics Corporation ("HDC") was incorporated under the laws of the State of Texas on March 8, 1996. HDC was formed for the purpose of acquiring Houston Creative Connections, Inc. ("HCC") and MicroData Systems, Inc. ("MDS") and participating in the reorganization described below.

Houston Creative Connections, Inc. was incorporated in the State of Texas on November 5, 1985. HCC is primarily an outsourcing agency placing creative graphics design and computer programming professionals. HCC also operates a full-service public relations and advertising firm.

MicroData Systems, Inc. was incorporated under the laws of the State of Texas on November 3, 1988. MDS started its operations in January of 1989 primarily as a reseller of computer networking software and hardware.

Pursuant to an Agreement and Plan of Reorganization (the "Plan") dated August 15, 1996, between RAM-Z, its principal stockholders, HDC, and certain stockholders of HDC, who owned more than 80% of the outstanding voting securities of HDC and who executed and joined the plan, the HDC stockholders became the controlling stock-holders of RAM-Z in a business combination transaction that was effected in the form of a "reverse takeover", and became effective on August 15, 1996. The business combination qualifies as a tax-free business combination and was accounted for as a a pooling-of-interests. Accordingly, RAM-Z's financial statements have been restated to include the results of HDC, HCC and MDS for the periods presented.


PROFORMA ADJUSTMENTS

The proforma adjustments to record the reorganization of RAM-Z are as follows:

1) RAM-Z had 50,000,000 shares of common stock outstanding ($.001 par value) at June 30, 1996. Effective August 15, 1996, RAM-Z effected a 44.428648 to 1 reverse stock-split to reduce outstanding shares to 1,125,400.

         Common stock                                 48,875
         Additional paid-in capital (credit)         (48,875)
             Total                                     -0-






2)       Also in August, 1996, (a) HDC issued 2,102,000 and 604,000 shares of its common stock ($.01 par value) in exchange for all of the common stock of HCC and MDS, respectively. In addition, HDC had previously issued 240,000 shares for $100,000 cash and a professional service contract valued at $40,000 at June 30, 1996. In August, 1996, (b) HDC issued an additional 45,000 shares for $22,500 cash. In connection with this transaction, (c) HDC issued 1,586,000 shares of common stock to certain consultants.

                  (a)
         Additional paid-in capital                   27,060
         Common stock (credit)                       (27,060)
             Total                                     -0-

                  (b)
         Cash                                         22,500
         Additional paid-in capital (credit)         (22,050)
         Common stock (credit)                          (450)
              Total                                    -0-

                  (c)
         Additional paid-in capital                   15,860
         Common stock (credit)                       (15,860)
              Total                                    -0-

3) On August 15, 1996, (a) RAM-Z exchanged 4,577,000 newly-issued post-split shares ($.001 par value) for the same number of total outstanding shares of HDC in a "reverse takeover". On this same date, (b) RAM-Z issued 458,600 shares of post-split shares of common stock to certain consultants in connection with this business combination.

                  (a)
          Common stock - HDC                          45,770
          Common stock - RAM-Z (credit)               (4,577)
          Additional paid-in capital (credit)        (41,193)
              Total                                    -0-

                  (b)
          Additional paid-in capital                    459
          Common stock (credit)                        (459)
              Total                                    -0-

4) The common stock of HCC and MDS is eliminated in the consolidation with HDC

          Common stock                                9,500
          Additional paid-in capital (credit)        (9,500)
              Total                                   -0-

The balance sheets of RAM-Z, HDC, HCC and MDS are shown as of June 30, 1996. The statements of operations are shown for the year ended June 30, 1996.

                   AGREEMENT AND PLAN OF REORGANIZATION


          THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made this 15th day of August, 1996, between RAM-Z Enterprises, Inc., a Delaware corporation ("RAM-Z"); Gregory Aurre, the President and principal stockholder of RAM-Z (the "RAM-Z Principal Stockholder"); HyperDynamics Corporation, a Texas corporation ("HyperDynamics"); and the persons listed in Exhibit A hereof who are the owners of record of all of the issued and outstanding securities of HyperDynamics (the "HyperDynamics Stockholders");

                                WITNESSETH:

          RAM-Z wishes to acquire all of the issued and outstanding securities of HyperDynamics in exchange for common stock of RAM-Z in a transaction qualifying as a tax-free exchange pursuant to Section 368(a)(1)(B) of the Internal Revenue Code;
and

          HyperDynamics and the HyperDynamics Stockholders who execute and deliver a copy of this Agreement are willing to exchange their respective securities of HyperDynamics for shares of common stock of RAM-Z;

          NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, IT IS AGREED:

                                 Section 1

                             Exchange of Stock

       1.1 Number of Shares. The HyperDynamics Stockholders agree to transfer to RAM-Z at the closing (the "Closing," as hereinafter defined) 100% of the outstanding securities or subscriptions to purchase securities of HyperDynamics as listed in Exhibit A attached hereto and incorporated herein by reference (the "HyperDynamics Shares" [Exhibit A reflects the number of HyperDynamics Shares owned and number of shares of common voting stock of RAM-Z to be received in exchange, in one column, as the exchange is on a one for one basis]) in exchange for an aggregate total of 4,577,000 shares of $0.001 par value "unregistered" and "restricted" common voting stock of RAM-Z (to represent approximately 72.2% of the outstanding voting securities of RAM-Z at the time of Closing, after taking into account the issuance of the securities outlined in Section 1.7 hereof), with all of such shares of common voting stock to be issued at the Closing to the HyperDynamics Stockholders in the numbers shown opposite their respective names in Exhibit A; provided, however, the Closing of the Agreement may take place if less than 100% of the HyperDynamics Stockholders adopt, ratify and approve the Agreement, so long as HyperDynamics Stockholders owning not less than 80% of the HyperDynamics Shares adopt, ratify and approve the Agreement.

       1.2 Delivery of Certificates by HyperDynamics Stockholders. The transfer of the HyperDynamics Shares by the HyperDynamics Stockholders shall be effected by the delivery to RAM-Z at the Closing of certificates representing the transferred shares endorsed in blank or accompanied by stock powers executed in blank, with all signatures witnessed or guaranteed to the satisfaction of RAM-Z and HyperDynamics and with all necessary transfer taxes and other revenue stamps affixed and acquired at the HyperDynamics Stockholders' expense.

       1.3 Further Assurances. At the Closing and from time to time thereafter, the HyperDynamics Stockholders shall execute such additional instruments and take such other action as RAM-Z may request in order to exchange and transfer clear title and ownership in the HyperDynamics Shares to RAM-Z.

       1.4 Changes in Capitalization. Prior to the Closing, the Board of Directors of RAM-Z shall have adopted all resolutions required or necessary to effect a reverse split of the pre-Plan outstanding shares of common stock of RAM-Z on a basis of 44.428648 for one so that the post-split pre-Plan outstanding shares of common stock of RAM-Z shall amount to 1,125,400 shares, more or less, depending upon rounding resulting from the reverse split, while retaining the authorized capital of RAM-Z at 50,000,000 shares of $0.001 par value common voting stock, with appropriate adjustments in the stated capital and additional paid in capital accounts of RAM-Z; and provided further, however, that no stockholder's holdings shall have been reduced to less than 100 shares as a result thereof, with the additional shares required for such 100 share minimum, estimated at approximately 200 shares, to be provided from the stockholdings of the RAM-Z Principal Stockholder.

          1.5 Resignations of Present Directors and Executive Officers and Designation of New Directors and Executive Officers. On Closing, the present directors and executive officers of RAM-Z shall resign, in seriatim, and designate the directors and executive officers of HyperDynamics to serve in their place and stead, until the next respective annual meetings of the stockholders and Board of Directors of RAM-Z, and until their respective successors shall be elected and qualified or until their respective prior resignations or terminations.

       1.6 Assets and Liabilities of RAM-Z at Closing. RAM-Z shall have no assets or liabilities at Closing or shall have made adequate provision for the payment of all such liabilities, and all costs incurred by RAM-Z incident to the Agreement shall have been paid or satisfied.

       1.7 Issuance of Securities to Consultants. Subject to the Closing under the Agreement and the prior performance of the requisite services required under any written compensation agreement, RAM-Z shall issue 633,600 shares of its common voting stock to certain individual consultants for services to be rendered pursuant to a Consultants Compensation Agreement in substantially the form of Exhibit B attached hereto and incorporated herein by reference. These securities shall have been registered with the Securities and Exchange Commission by RAM-Z prior to the Closing of the Agreement.

       1.8 HyperDynamics Outstanding Option Shares. The options to acquire 430,000 HyperDynamics Shares, which are presently outstanding and described in Section 4.3 hereof, shall be converted to options to acquire shares of common stock of RAM-Z, on a one for one basis, on the same terms and conditions pursuant to which these options were granted.

                                 Section 2

                                  Closing

          The Closing contemplated by Section 1.1 shall be held at the offices of Leonard W. Burningham, Esq., Hermes Building, Suite 205, 455 East Fifth South, Salt Lake City, Utah 84111, not later than ten days following the date of this Agreement, unless another place or time is agreed upon in writing by the parties. The Closing may be accomplished by wire, express mail or other courier service, conference telephone communications or as otherwise agreed by the respective parties or their duly authorized representatives.

                                 Section 3

      Representations and Warranties of RAM-Z and the RAM-Z Principal
Stockholder

          RAM-Z and the RAM-Z Principal Stockholder represent and warrant to, and covenant with, the HyperDynamics Stockholders and HyperDynamics as follows:

       3.1 Corporate Status. RAM-Z is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is licensed or qualified as a foreign corporation in all states in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary. RAM-Z is a publicly held company, having lawfully offered and sold a portion of its securities to residents of the State of Utah through a Prospectus dated December 19, 1983, an Application of Registration of Securities filed with the Utah Division of Securities and a Form D under Rule 504 of Regulation D filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended; RAM-Z subsequently filed a Form 10 Registration Statement with the Securities and Exchange Commission, and is presently "current" in the filing of all reports required to be filed by it with the Securities and Exchange Commission. Copies of this registration statement and these reports have been delivered to HyperDynamics and the HyperDynamics Stockholders, and are true and correct in every material respect; and the securities of RAM-Z are currently listed on the OTC Bulletin Board of the National Association of Securities Dealers, Inc, ("NASD"), though there is no "established trading market" for these securities.

       3.2 Capitalization. The authorized capital stock of RAM-Z consists of 50,000,000 shares of common voting stock, having a par value of $0.001 per share, of which 1,125,400 shares are issued and outstanding, all fully paid and non-assessable; all such shares have been issued in accordance with all applicable federal and state securities laws, rules and regulations. Except as indicated in Section 1.7 hereof, there are no outstanding options, warrants or calls pursuant to which any person has the right to purchase any authorized and unissued capital stock of RAM-Z.

       3.3 Financial Statements. The financial statements of RAM-Z furnished to the HyperDynamics Stockholders and HyperDynamics, consisting of a balance sheet dated December 31, 1995 and 1994, and a related statement of income for the periods then ended, attached hereto as Exhibit C and incorporated herein by reference, and an unaudited balance sheet and income statement for the period ended June 30, 1996, attached hereto as Exhibit C-1 and incorporated herein by reference, are correct and fairly present the financial condition of RAM-Z at such dates and for the periods involved; such statements were prepared in accordance with generally accepted accounting principles consistently applied, and no material change has occurred in the matters disclosed therein, except as indicated in Exhibit D attached hereto and incorporated herein by reference. Such financial statements do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

       3.4 Undisclosed Liabilities. RAM-Z has no liabilities of any nature except to the extent reflected or reserved against in its balance sheets, whether accrued, absolute, contingent or otherwise, including, without limitation, tax liabilities and interest due or to become due, except as set forth in Exhibit D.

       3.5 Interim Changes. Since the date of its balance sheets, except as set forth in Exhibit D, there have been no (1) changes in financial condition, assets, liabilities or business of RAM-Z which, in the aggregate, have been materially adverse;
(2) damages, destruction or losses of or to property of RAM-Z, payments of any dividend or other distribution in respect of any class of stock of RAM-Z, or any direct or indirect redemption, purchase or other acquisition of any class of any such stock; or
(3) increases paid or agreed to in the compensation, retirement benefits or other commitments to employees.

       3.6 Title to Property. RAM-Z has good and marketable title to all properties and assets, real and personal, reflected in its balance sheets, and the properties and assets of RAM-Z are subject to no mortgage, pledge, lien or encumbrance, except for liens shown therein or in Exhibit D, with respect to which no default exists.

       3.7 Litigation. There is no litigation or proceeding pending, or to the knowledge of RAM-Z, threatened, against or relating to RAM-Z, its properties or business, except as set forth in Exhibit D. Further, no officer, director or person who may be deemed to be an affiliate of RAM-Z is party to any material legal proceeding which could have an adverse effect on the Company (financial or otherwise), and none is party to any action or proceeding wherein any has an interest adverse to RAM-Z.

       3.8 Books and Records. From the date of this Agreement to the Closing, RAM-Z will (1) give to the HyperDynamics Stockholders and HyperDynamics or their respective representatives full access during normal business hours to all of its offices, books, records, contracts and other corporate documents and properties so that HyperDynamics Stockholders and HyperDynamics or their respective representatives may inspect and audit them; and (2) furnish such information concerning the properties and affairs of RAM-Z as the HyperDynamics Stockholders and HyperDynamics or their respective representatives may reasonably request.

       3.9 Tax Returns. RAM-Z has filed all federal and state income or franchise tax returns required to be filed or has received currently effective extensions of the required filing dates.

      3.10 Confidentiality. Until the Closing (and thereafter if there is no Closing), RAM-Z and its representatives will keep confidential any information which they obtain from the HyperDynamics Stockholders or from HyperDynamics concerning the properties, assets and business of HyperDynamics. If the transactions contemplated by this Agreement are not consummated by August 21, 1996, RAM-Z will return to HyperDynamics all written matter with respect to HyperDynamics obtained by RAM-Z in connection with the negotiation or consummation of this Agreement.

      3.11 Investment Intent. RAM-Z is acquiring the HyperDynamics Shares to be transferred to it under this Agreement for investment and not with a view to the sale or distribution thereof, and RAM-Z has no commitment or present intention to liquidate HyperDynamics or to sell or otherwise dispose of the HyperDynamics Shares.

      3.12 Corporate Authority. RAM-Z has full corporate power and authority to enter into this Agreement and to carry out its obligations hereunder and will deliver to the HyperDynamics
Stockholders and HyperDynamics or their respective representatives at the Closing a certified copy of resolutions of its Board of Directors authorizing execution of this Agreement by its officers and performance thereunder.

      3.13 Due Authorization. Execution of this Agreement and performance by RAM-Z hereunder have been duly authorized by all requisite corporate action on the part of RAM-Z, and this Agreement constitutes a valid and binding obligation of RAM-Z and performance hereunder will not violate any provision of the Articles of Incorporation, Bylaws, agreements, mortgages or other commitments of RAM-Z.

      3.14 Environmental Matters. RAM-Z has no knowledge of any assertion by any governmental agency of other regulatory authority of any environmental lien or action, or of any cause for any such lien or action.

      3.15 Access to Information Regarding HyperDynamics. RAM-Z and the RAM-Z Principal Stockholder acknowledge that they have been delivered copies of what has been represented to be documentation containing all material information respecting HyperDynamics and its present and contemplated business operations, potential acquisitions, management and other factors; that they have had a reasonable opportunity to review such documentation and discuss it, to the extent desired, with their legal counsel, directors and executive officers; that they have had, to the extent desired, the opportunity to ask questions of and receive responses from the directors and executive officers of HyperDynamics, and with the legal and accounting firms of HyperDynamics, with respect to such documentation; and that to the extent requested, all questions raised have been answered to their complete satisfaction.
                                 Section 4

Representations, Warranties and Covenants of HyperDynamics and
HyperDynamics Stockholders

          HyperDynamics and HyperDynamics Stockholders represent and warrant to, and covenant with, RAM-Z as follows:

       4.1     HyperDynamics Shares.  The HyperDynamics
Stockholders are the record and beneficial owners of the HyperDynamics Shares, free and clear of adverse claims of third parties; and Exhibit A correctly sets forth the names, addresses and number of shares of HyperDynamics owned by each of the HyperDynamics Stockholders.

       4.2 Corporate Status. HyperDynamics is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas and is licensed or qualified as a foreign corporation in all states in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary. HyperDynamics has two wholly-owned subsidiaries, MicroData Systems, Inc., a Texas corporation ("MicroData"), and Houston Creative Connections, Inc., a Texas corporation ("Houston Creative"), collectively the "Subsidiaries." The Subsidiaries are duly organized, validly existing and in good standing under the laws of the State of Texas and are licensed or qualified as a foreign corporation in all states in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary.

       4.3 Capitalization. The authorized capital stock of HyperDynamics consists of 110,000,000 shares, consisting of 100,000,000 shares of common voting stock, $0.01 par value per share, and 10,000,000 shares of preferred stock, $0.01 par value per share, of which 4,577,000 common shares are issued and outstanding, all fully paid and non-assessable; all such shares have been issued in accordance with all applicable federal and state securities laws, rules and regulations. Except for the following, there are no outstanding options, warrants or calls pursuant to which any person has the right to purchase any authorized and unissued capital stock of HyperDynamics or the Subsidiaries. Certain members of management have an option to acquire 355,000 HyperDynamics Shares, provided their services are instrumental in concluding acquisitions for HyperDynamics of a value of not less than $5,000,000, and John L. Petersen, Esq., counsel for HyperDynamics, has an option to acquire an additional 75,000 HyperDynamics Shares in consideration of services to be rendered.

       4.4 Financial Statements. The financial statements of HyperDynamics furnished to RAM-Z, consist of a consolidated balance sheet for period ended May 31, 1996, attached hereto as Exhibit E and incorporated herein by reference, are correct and fairly present the financial condition of HyperDynamics as of that date and for the period involved, and such statements were prepared in accordance with generally accepted accounting principles consistently applied, and no material change has occurred in the matters disclosed therein, except as indicated in Exhibit F attached hereto and incorporated herein by reference. Such financial statements do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

       4.5 Undisclosed Liabilities. HyperDynamics and the Subsidiaries have no material liabilities of any nature except to the extent reflected or reserved against in the balance sheet, whether accrued, absolute, contingent or otherwise, including, without limitation, tax liabilities and interest due or to become due, except as set forth in Exhibit F attached hereto and incorporated herein by reference.

       4.6 Interim Changes. Since the date of its balance sheet, except as set forth in Exhibit F, there have been no (1) changes in the financial condition, assets, liabilities or business of HyperDynamics or the Subsidiaries which, in the aggregate, have been materially adverse; (2) damages, destruction or loss of or to the property of HyperDynamics or the Subsidiaries, payment of any dividend or other distribution in respect of the capital stock of HyperDynamics or the Subsidiaries, or any direct or indirect redemption, purchase or other acquisition of any such stock; or (3) increases paid or agreed to in the compensation, retirement benefits or other commitments to employees.

       4.7 Title to Property. HyperDynamics and the Subsidiaries have good and marketable title to all properties and assets, real and personal, proprietary or otherwise, reflected in its balance sheet, and the properties and assets of HyperDynamics and the Subsidiaries are subject to no mortgage, pledge, lien or encumbrance, except for liens shown therein or in Exhibit F, with respect to which no default exists.

       4.8 Litigation. There is no litigation or proceeding pending, or to the knowledge of HyperDynamics, threatened, against or relating to HyperDynamics or the Subsidiaries, their properties or business, except as set forth in Exhibit F. Further, no officer, director or person who may be deemed to be an affiliate of HyperDynamics or the Subsidiaries is party to any material legal proceeding which could have an adverse effect on HyperDynamics or the Subsidiaries (financial or otherwise), and none is party to any action or proceeding wherein any has an interest adverse to HyperDynamics or the Subsidiaries.

       4.9 Books and Records. From the date of this Agreement to the Closing, the HyperDynamics Stockholders will cause HyperDynamics to (1) give to RAM-Z and its representatives full access during normal business hours to all of its offices, books, records, contracts and other corporate documents and properties so that RAM-Z may inspect and audit them; and (2) furnish such information concerning the properties and affairs of HyperDynamics as RAM-Z may reasonably request.

      4.10 Tax Returns. HyperDynamics has filed all federal and state income or franchise tax returns required to be filed or has received currently effective extensions of the required filing dates.

      4.11 Confidentiality. Until the Closing (and continuously if there is no Closing), the HyperDynamics Stockholders and HyperDynamics and their representatives will keep confidential any information which they obtain from RAM-Z concerning its properties, assets and business. If the transactions contemplated by this Agreement are not consummated by August 21, 1996, the HyperDynamics Stockholders and HyperDynamics will return to RAM-Z all written matter with respect to RAM-Z obtained by them in connection with the negotiation or consummation of this Agreement.

      4.12 Investment Intent. The HyperDynamics Stockholders are acquiring the shares to be delivered to them under this Agreement for investment and not with a view to the sale or distribution thereof, and the HyperDynamics Stockholders have no commitment or present intention to liquidate the Company or to
sell or otherwise dispose of the RAM-Z stock.   The HyperDynamics
Stockholders shall execute and deliver to RAM-Z on the Closing an Investment Letter attached hereto as Exhibit G and incorporated herein by reference, evidencing such investment intent.

      4.13 Corporate Authority. HyperDynamics has full corporate power and authority to enter into this Agreement and to carry out its obligations hereunder and will deliver to RAM-Z or its representative at the Closing a certified copy of resolutions of its Board of Directors authorizing execution of this Agreement by its officers and performance thereunder.

      4.14 Due Authorization. Execution of this Agreement and performance by HyperDynamics hereunder have been duly authorized by all requisite corporate action on the part of HyperDynamics, and this Agreement constitutes a valid and binding obligation of HyperDynamics and performance hereunder will not violate any provision of the Articles of Incorporation, Bylaws, agreements, mortgages or other commitments of HyperDynamics.

      4.15 Environmental Matters. HyperDynamics has no knowledge of any assertion by any governmental agency of other regulatory authority of any environmental lien or action, or of any cause for any such lien or action.

      4.16 Access to Information Regarding RAM-Z. HyperDynamics and the HyperDynamics Stockholders acknowledge that they have been delivered copies of what has been represented to be documentation containing all material information respecting RAM-Z and its present and contemplated business operations, management and other factors, which included but was not limited to its Form 10 Registration Statement, as amended, its 10-KSB annual report for the year ended December 31, 1995, and its quarterly reports on Form 10-QSB for the quarters ended March 31 and June 30, 1996, all of which have been previously filed with the Securities and Exchange Commission; that they have had a reasonable opportunity to review such documentation and discuss it, to the extent desired, with their legal counsel, directors and executive officers; that they have had, to the extent desired, the opportunity to ask questions of and receive responses from the directors and executive officers of RAM-Z, and with the legal and accounting firms of RAM-Z, with respect to such documentation; and that to the extent requested, all questions raised have been answered to their complete satisfaction.

                                 Section 5

               Conduct of HyperDynamics Pending the Closing

          HyperDynamics and the HyperDynamics Stockholders agree that HyperDynamics will conduct itself in the following manner pending the Closing:

       5.1 Certificate of Incorporation and Bylaws. No change will be made in the Certificate of Incorporation or Bylaws of HyperDynamics.

       5.2 Capitalization, etc. HyperDynamics will not make any change in its authorized or issued shares of any class, declare or pay any dividend or other distribution, or issue, encumber, purchase or otherwise acquire any of its shares of any class.

       5.3 Conduct of Business. HyperDynamics will use its best efforts to maintain and preserve its business organization, employee relationships and good will intact, and will not, without the written consent of RAM-Z, enter into any material commitments except in the ordinary course of business.

                                 Section 6

                   Conduct of RAM-Z Pending the Closing

          RAM-Z and the RAM-Z Principal Stockholder agree that RAM-Z will conduct itself in the following manner pending the
Closing:

       6.1 Certificate of Incorporation and Bylaws. No change will be made in the Certificate of Incorporation or Bylaws of RAM-Z.

       6.2 Capitalization, etc. RAM-Z will not make any change in its authorized or issued common voting stock, declare or pay any dividend or other distribution, or issue, encumber, purchase or otherwise acquire any of its common voting stock.

       6.3 Conduct of Business. RAM-Z will use its best efforts to maintain and preserve its business organization, employee relationships and good will intact, and will not, without the written consent of HyperDynamics, enter into any material commitments except in the ordinary course of business.

                                 Section 7

Conditions Precedent to Obligations of HyperDynamics Stockholders and HyperDynamics

          All obligations of the HyperDynamics Stockholders and HyperDynamics under this Agreement are subject, at their option, to the fulfillment, before or at the Closing, of each of the following conditions:

       7.1 Representations and Warranties True at Closing. The representations and warranties of RAM-Z contained in this Agreement shall be deemed to have been made again at and as of the Closing and shall then be true in all material respects and shall survive the Closing.

       7.2 Due Performance. RAM-Z shall have performed and complied with all the terms and conditions required by this Agreement to be performed or complied with by it before the Closing.

       7.3 Officers' Certificate. The HyperDynamics Stockholders shall have been furnished with a certificate signed by the President of RAM-Z, attached hereto as Exhibit G attached hereto and incorporated herein by reference, dated as of the Closing, certifying (1) to the effects set out in Sections 6.1 and 6.2; and (2) that since the date of the financial statements (Exhibit C hereto) there has been no material adverse change in the financial condition, business or properties of RAM-Z taken as a whole.

       7.4 Opinion of Counsel of RAM-Z. The HyperDynamics Stockholders shall have received an opinion of counsel for RAM-Z, dated as of the Closing, to the effect that (1) the representations of Sections 3.1, 3.2 and 3.12 are correct; (2) except as specified in the opinion, counsel knows of no inaccuracy in the representations in 3.5, 3.6 or 3.7; and (3) the shares of RAM-Z to be issued to the HyperDynamics Stockholders under this Agreement will, when so issued, be validly issued, fully paid and non-assessable.

       7.5 Assets and Liabilities of RAM-Z. RAM-Z shall have no assets and liabilities at Closing or shall have made adequate provision for the payment of all such liabilities, and all costs, expenses and fees incident to the Agreement shall have been paid.

       7.6 Resignations of Present Directors and Executive Officers and Designation of New Directors and Executive Officers. The present directors and executive officers of RAM-Z shall have resigned, in seriatim, and shall have designated the person or persons designated by the HyperDynamics Stockholders to serve in their place and stead, until the next respective annual meetings of the stockholders and Board of Directors of RAM-Z, and until their respective successors shall be elected and qualified or until their respective prior resignations or terminations.

                                 Section 8

               Conditions Precedent to Obligations of RAM-Z

          All obligations of RAM-Z under this Agreement are subject, at its option, to the fulfillment, before or at the Closing, of each of the following conditions:

       8.1 Representations and Warranties True at Closing. The HyperDynamics' Stockholders' and HyperDynamics's representations and warranties contained in this Agreement shall be deemed to have been made again at and as of the Closing and shall then be true in all material respects and shall survive the Closing.

       8.2 Due Performance. The HyperDynamics Stockholders and HyperDynamics shall have performed and complied with all the terms and conditions required by this Agreement to be performed or complied with by them before the Closing.

       8.3 Officers' and Stockholders' Certificate. RAM-Z shall have been furnished with a certificate signed by the President of HyperDynamics, and all of the HyperDynamics Stockholders who own 10% or more of the outstanding voting securities of HyperDynamics and who adopt, ratify and approve the Agreement or their duly authorized representatives, attached hereto as Exhibit I and incorporated herein by reference, dated as of the Closing, certifying (1) to the effects set out in Sections 5.1 and 5.2; and (2) that since the date of the financial statements (Exhibit E) there has been no material adverse change in the financial condition, business or properties of HyperDynamics taken as a whole.

       8.4 Opinion of Counsel of HyperDynamics. RAM-Z shall have received an opinion of counsel for HyperDynamics, dated as of the Closing, to the effect that (1) the representations of Sections 4.2, 4.3 and 4.13 are correct; (2) except as specified in the opinion, counsel knows of no inaccuracy in the representations in 4.6, 4.7 or 4.8; and (3) the HyperDynamics Shares to be delivered to RAM-Z under this Agreement will, when so delivered, have been validly issued, fully paid and non-assessable, and will be free and clear of any liens or encumbrances.

       8.5 Books and Records. The HyperDynamics Stockholders or the Board of Directors of HyperDynamics shall have caused HyperDynamics to make available all books and records of HyperDynamics, including minute books and stock transfer records; provided, however, only to the extent requested in writing by RAM-Z at Closing.

       8.6 Revocation of Prior Authorizations. The officers of HyperDynamics shall have delivered to RAM-Z certified copies of resolutions of the Board of Directors of HyperDynamics revoking all prior authorizations, powers of attorney, designations and appointments relating to the signing of checks, borrowing of funds, access to corporate safe-deposit boxes and other similar matters, to the extent requested by RAM-Z.

       8.7 Acceptance by HyperDynamics Stockholders. The terms of this Agreement shall have been accepted by the HyperDynamics Stockholders who own not less than 80% of the outstanding voting securities of HyperDynamics as evidenced by their signatures to this Agreement and Exhibit G.

                                 Section 9

                                Termination

          Prior to Closing, this Agreement may be terminated (1) by mutual consent in writing; (2) by either the Directors of RAM-Z or the HyperDynamics Stockholders and HyperDynamics if there has been a material misrepresentation or material breach of any warranty or covenant by the other party; or (3) by either the Directors of RAM-Z or the HyperDynamics Stockholders and HyperDynamics if the Closing shall not have taken place, unless adjourned to a later date by mutual consent in writing, by the date fixed in Section 2.

                                Section 10

                       Stockholders' Representative

          The HyperDynamics Stockholders hereby irrevocably designate and appoint Greg J. Micek as their agent and attorney in fact (the "HyperDynamics Stockholders' Representative") with full power and authority until the Closing to execute, deliver and receive on their behalf all notices, requests and other communications hereunder; to fix and alter on their behalf the date, time and place of the Closing; to waive, amend or modify any provisions of this Agreement and to take such other action on their behalf in connection with this Agreement, the Closing and the transactions contemplated hereby as such agent deems appropriate; provided, however, that no such waiver, amendment or modification may be made if it would decrease the number of shares to be issued to the HyperDynamics Stockholders under
Section 1.1 hereof or increase the extent of their obligation to RAM-Z hereunder, unless agreed in writing by the HyperDynamics Stockholders of HyperDynamics.


                                Section 11

                            General Provisions

      11.1 Further Assurances. At any time, and from time to time, after the Closing, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

      11.2 Waiver. Any failure on the part of any party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

      11.3 Brokers. Except as otherwise shown in Exhibit J, each party represents to the other parties hereunder that no broker or finder has acted for it in connection with this Agreement, and agrees to indemnify and hold harmless the other parties against any fee, loss or expense arising out of claims by brokers or finders employed or alleged to have been employed by it.

      11.4 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first-class registered or certified mail, return receipt requested, as follows:

     If to RAM-Z:             155 East 34th Street, Apt. No. 10A
                              New York, New York 10016

     With a copy to:          Leonard W. Burningham, Esq.
                              455 East 500 South, Suite 205
                              Salt Lake City, Utah 84111

     If to HyperDynamics:     5444 Westheimer, Suite 2080
                              Houston, Texas 77056

     With a copy to:          John L. Petersen, Esq.
                              16755 Ella Blvd., #177
                              Houston, Texas 77090

     If to the HyperDynamics
     Stockholders:            To the addresses listed on Exhibit
                              A

      11.5 Entire Agreement. This Agreement constitutes the entire agreement between the parties and supersedes and cancels any other agreement, representation, or communication, whether oral or written, between the parties hereto relating to the transactions contemplated herein or the subject matter hereof.

      11.6 Headings. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

      11.7 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, except to the extent pre-empted by federal law, in which event (and to that extent only), federal law shall govern.

      11.8 Assignment. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns; provided however, that any assignment by any party of its rights under this Agreement without the prior written consent of the other parties shall be void.

      11.9 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        11.10 News Releases and Current Reports. The newly designated directors and executive officers of RAM-Z shall timely file an 8-K Current Report with the Securities and Exchange Commission reporting the transactions contemplated by this Agreement, and RAM-Z, the RAM-Z Principal Stockholder and such newly designated directors and executive officers shall jointly issue a public News Release of detailing the terms and provisions hereof.

        11.11 Covenant Against Reverse Splits. HyperDynamics and the HyperDynamics Stockholders understand and agree that the sole reason for the RAM-Z Principal Stockholder's desire to enter into this Agreement is the potential value that HyperDynamics may give to the shares of common stock of RAM-Z he will retain ownership of following the Closing hereof. Accordingly, HyperDynamics and the HyperDynamics Stockholders agree not to effect a reverse split of the outstanding shares of common stock of RAM-Z for a period of two years following such Closing, without the prior written consent of the RAM-Z Principal Stockholder, and further agree not to contest the ownership or fully-paid status of any of the shares of common stock of RAM-Z in which the RAM-Z Principal Stockholder retains ownership following the Closing hereof, hereby stipulating that such shares are fully paid and lawfully issued for any such purpose. In the event of any such reverse split during this two year period without such prior written consent, the RAM-Z Principal Stockholder shall be entitled to have the remaining shares then owned by him appropriately adjusted upward, as though such reverse split had not occurred, as liquidated damages.

          IN WITNESS WHEREOF, the parties have executed this Agreement and Agreement of Reorganization effective the day and year first above written.

                              RAM-Z ENTERPRISES, INC.

                              By:/ss/Gregory Aurre
                              ------------------------------
                              President

                              HYPERDYNAMICS CORPORATION

                              By:/ss/Greg J. Micek
                              ------------------------------
                              President

                              By:/ss/John L. Petersen, Esq.*


*With respect to exchanging his option to acquire HyperDynamics
Shares for shares of common voting stock of RAM-Z only.


                   AGREEMENT AND PLAN OF REORGANIZATION
                        COUNTERPART SIGNATURE PAGE


          This Counterpart Signature Page for that certain AGREEMENT AND PLAN OF Reorganization (the "Agreement") dated as of the 15th day of August, 1996, among RAM-Z Enterprises, Inc., a Utah corporation ("RAM-Z"); Gregory Aurre (the "RAM-Z Principal Stockholder"); HyperDynamics Corporation, a Texas corporation ("HyperDynamics"); and certain stockholders of HyperDynamics who are signatories thereto is executed by the undersigned, a stockholder of HyperDynamics as of the date first written above. The undersigned, through execution and delivery of this Counterpart Signature page, intends to be legally bound by the terms of the Agreement.

by:/ss/ Gregory Aurre
- ---------------------------
155 East 34th Street, Apt. 10A
New York, New York 10016

                         HYPERDYNAMICS CORPORATION
                   AGREEMENT AND PLAN OF REORGANIZATION
                         COUNTERPART SIGNATURE PAGE

     For Value Received the Undersigned, acting in his capacity as the record owner of the number of shares indicated of the $0.01 par value common stock of HyperDynamics Corporation, a Texas Corporation (the "Company"), hereby joins in and executes the Agreement and Plan of Reorganization between RAM-Z Enterprises, Inc., a Delaware corporation, the Company and all of the Shareholders of the Company dated as of August 15, 1996.

     The undersigned hereby grants a Special Limited Power of Attorney to the duly authorized officers of the Company and constitutes and appoints such officers as his true and lawful Attorney-in-Fact with full power and authority to act in his name, place and stead to execute, acknowledge and swear to the Agreement and Plan of Reorganization on his behalf if, as and when such agreement is executed by the Company.

     Such officers of the Company are also specifically authorized and empowered to attach this Counterpart Signature Page to the executed Agreement and Plan of Reorganization with the same force and legal effect as would obtain if the undersigned had personally performed such act. The Power of Attorney granted hereby shall be deemed to be a power coupled with an interest, which is irrevocable and shall survive the death, incompetency or incapacity of the undersigned.

Dated: August 15th, 1996 100,000 shares
                         by:/ss/Lewis E. Ball
                         --------------------------------
                         6122 Valley Forge
                         Houston, Texas 77057

Dated: August 20th, 1996 4,000 shares
                         by:/ss/Willie R. Blair
                         --------------------------------
                         3541 Dreyfus
                         Houston, Texas 77021

Dated: August 15th, 1996 251,000 shares
                         by:/ss/A. F. Click III
                         --------------------------------
                         701 N. Post Oak Blvd. #675
                         Houston, Texas 77024

Dated: August 15th, 1996 45,000 shares
                         by:/ss/W. Scott Fhoy
                         --------------------------------
                         President, FYJIGIM, Inc.
                         P. O. Box 27701, Dept. 191
                         Houston, Texas 77227

Dated: August 20th, 1996 10,000 shares
                         by:/ss/Franklin J. Harberg, Jr.
                         --------------------------------
                         Trustee
                         11 Greenway Plaza, Suite #2100
                         Houston, Texas 77046-1104

Dated: August 15th, 1996 150,000 shares
                         by:/ss/ Tarrant Hancock
                         --------------------------------
                         1301 C. Potomac Drive
                         Houston, Texas 77057

Dated: August 15th, 1996 100,000 shares
                         by:/ss/Robert Hill
                         --------------------------------
                         1323 Saxony
                         Houston, Texas 77058

Dated: August 15th, 1996 290,000 shares
                         by:/ss/Robert J. Hill
                         --------------------------------
                         5444 Westheimer, Suite #2080
                         Houston, Texas 77056

Dated: August 15th, 1996 251,000 shares
                         by:/ss/Susanne Jackson
                         --------------------------------
                         Houston Creative Connection
                         Management Incentive Plan
                         701 North Post Oak, Suite #675
                         Houston, Texas 77024

Dated: August 15th, 1996 39,500 shares
                         by:/ss/J. B. Benson, Director
                         --------------------------------
                         Huggermugger, Ltd.
                         P. O. Box 2097
                         Georgetown,
                         Grand Cayman, B.W.I.

Dated: August 15th, 1996 1,600,000 shares
                         by:/ss/Susanne Jackson
                         --------------------------------
                         4505 Brockwood
                         Houston, Texas 77002

Dated: August 15th, 1996 135,000 shares
                         by:/ss/David M. Klausmeyer
                         --------------------------------
                         288 Litchfield Lane
                         Houston, Texas 77024

Dated: August 20th, 1996 25,000 shares
                         by:/ss/Jack B. Manning
                         --------------------------------
                         5847 San Felipe, Suite #1500
                         Houston, Texas 77057

Dated: August 21st, 1996 15,000 shares
                         Manus, Inc.
                         by:/ss/Raymond R. Reese, M.D.
                         --------------------------------
                         by:/ss/Daniel D. Dugi, Jr., M.D.
                         --------------------------------
                         P. O. Box 1006
                         Cureo, Texas 77954

Dated: August 15th, 1996 600,000 shares
                         by:/ss/Greg J. Micek
                         --------------------------------
                         5444 Westheimer, Suite #2080
                         Houston, Texas 77056

Dated: August 15th, 1996 5,750 shares
                         by:/ss/Maureen Michelsen
                         --------------------------------
                         Maureen Michelsen C/F Allyse Y. Michelsen
                         9700 Leawood, #1214
                         Houston, Texas 77099

Dated: August 20th, 1996 10,000 shares
                         by:/ss/Richard Edwin Pitts
                         ---------------------------------
                         7710 Beechnut, Suite 100
                         Houston, Texas 77074

Dated: August 15th, 1996 45,000 shares
                         by:/ss/Celia L. Segall, Trustee
                         ---------------------------------
                         Alex Segall Family Trust
                         1201 McDuffie #178
                         Houston, Texas 77019

Dated: August 15th, 1996 20,000 shares
                         by:/ss/Charles V. Serafino
                         ---------------------------------
                         14738 Cindywood
                         Houston, Texas 77079

Dated: August 15th, 1996 10,000 shares
                         by:/ss/Helen H. Silvey
                         ---------------------------------
                         5227 Cripple Creek Court
                         Houston, Texas 77017

Dated: August 15th, 1996 135,000 shares
                         by:/ss/David Strawn
                         ---------------------------------
                         11440 W. Bernardo Court #300
                         San Diego, California 92127

Dated: August 20th, 1996 45,000 shares
                         by:/ss/Don Tekell, Vice President
                         ---------------------------------
                         NationsBank of Texas, N.A. Trustee
                         Thompson Family Trust
                         100 North Main
                         Corsicana, Texas 75110

Dated: August 15th, 1996 480,000 shares
                         by:/ss/Kent P. Watts
                         ----------------------------------
                         3112 Heritage Green Drive
                         Rowland, Texas 77581

Dated: August 15th, 1996 120,000 shares
                         by:/ss/Michael E. Watts
                         ----------------------------------
                         2858 S. Loop West, Suite #103
                         Houston, Texas 77054


                                 EXHIBIT A

Shareholders                       Post Reorganization Shares

Lewis Ball                                   100,000
6122 Valley Forge
Houston, Texas 77054-1154

Willie Blair                                   4,000
2858 S. Loop West, Suite 103
Houston, Texas 77054

Troy Click                                   251,000
701 North Post Oak, Suite 675
Houston, Texas 77024

Dr. Yogesh Chand Dhingra                      15,000
4304 N. Laurent
Victoria, Texas 77901

Dr. George C. Dewey                           20,000
1607 N. Main Street
Victoria, Texas 77901

FYJIGIM                                       45,000
P. O. Box 27701, Dept. 191
Houston, Texas 77227

Ruth E. Flournoy                              20,000
6014 Deerwood
Houston, Texas 77057

Franklin J. Harberg, Jr. Trustee              10,000
11 Greenway Plaza, Suite 2100
Houston, Texas 77046-1104

Mr. & Mrs. Horacio Herzberg                   10,000
1125 Park Avenue, #118
New York, New York 10128

Tarrant Hancock                              150,000
5444 Westheimer, Suite #2080
Houston, Texas 77056

Robert Hill                                  100,000
1323 Saxony
Houston, Texas 77058

Robert J. Hill                               290,000
5444 Westheimer, Suite #2080
Houston, Texas 77058

Houston Creative Connection                  251,000
Management Incentive Plan
701 North Post Oak, Suite #675
Houston, Texas 77024

Huggermugger, Ltd.                            39,500
P. O. Box 923
Grand Cayman, B.W.I.

Susanne & David Jackson                    1,600,000
4505 Brockwood
Houston, Texas 77002

David M. Klausmeyer                          135,000
10878 Westheimer, Suite 178
Houston, Texas 77042

V. Michael McGuire                            10,000
C/O Alliance Securities, Inc.
47 West 200 South, suite #101
Salt Lake City, Utah 84101

Jack Manning                                  25,000
5847 San Felipe, Suite 1500
Houston, Texas 77057

Manus, Inc.                                   15,000
P. O. Box 1008
Cuero, Texas 77954

Greg J. Micek                                600,000
5444 Westheimer, Suite #2080
Houston, Texas 77058

Maureen Michelsen                              5,750
C/F Allyse Y. Michelsen
9700 Leawood, #1214
Houston, Texas 77099

Maureen Michelsen                              5,750
C/F Chelsey A. Michelsen
9700 Leawood, #1214
Houston, Texas 77099

R. Edwin Pitts, M.D.                          10,000
7710 Beechnut, Suite #100
Houston, Texas 77074

Alex Segall Family Trust                      45,000
1201 McDuffie, #178
Houston, Texas 77019

Charles V. Serafino                           20,000
10777 West, #1075
Houston, Texas 77042

Helen Silvey                                  10,000
5227 Cripple Creek Court
Houston, Texas 77017

David R. Strawn                              135,000
11440 W. Bernardo Court, #300
San Diego, California 92127

Thompson Family Trust                         45,000
NationsBank of Texas, N.A., Trustee
100 North Main Street
Corsicana, Texas 75110

Karen D. Walker                               10,000
Isabella Court, #25
Houston, Texas 77011

Kent Watts                                   480,000
2656 S. Loop West, Suite #103
Houston, Texas 77054

Mike Watts                                   120,000
2656 S. Loop West, Suite #103
Houston, Texas 77054


                                 EXHIBIT B


                 CONSULTANTS COMPENSATION AGREEMENT NO. 1

          THIS CONSULTANTS COMPENSATION AGREEMENT (the "Plan") is made this 6th day of August, 1996, among RAM-Z Enterprises, Inc., a Delaware corporation ("RAM-Z"); and John Malone, CPA; John L. Petersen, Esq.; W. Scott Thompson; David M. Klausmeyer; David R. Strawn, Esq.; and Mike Watts, who have executed and delivered this Plan by the execution and delivery of the Counterpart Signature Pages which are designated as Exhibits "B" through "H" hereof (collectively, the "Consultants").

          WHEREAS, the Board of Directors of RAM-Z has adopted a Consultants Compensation Agreement for compensation of seven individual Consultants who are natural persons; and

          WHEREAS, RAM-Z intends to engage the Consultants to provide services solely at the request of and subject to the satisfaction of its President, and intends to avail itself of the services of the Consultants during the term hereof; and

          WHEREAS, the Consultants wish to provide services solely at the request and subject to the approval of the President of RAM-Z; and

          WHEREAS, a general description of the nature of the services to be performed by the Consultants and the maximum value of such services under this Plan are listed in the Counterpart Signature Pages; and

          WHEREAS, RAM-Z and the Consultants intend that this Plan shall be a "written compensation agreement" as defined in Rule 405 of the Securities and Exchange Commission ("Commission") pursuant to which RAM-Z may issue "freely tradeable" shares of its common stock as payment for services to be rendered pursuant to an S-8 Registration Statement to be filed with the Commission by RAM-Z;

          NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, it is agreed:

                                 Section 1

                            Compensation Plan

          1.1 Employment. RAM-Z hereby employs the Consultants and the Consultants hereby accept such employment, subject to the written request of the Company's President, and agree to perform the services requested solely by the President of RAM-Z to his satisfaction during the term hereof. The services to be performed by the Consultants hereunder shall be personally rendered by the Consultants, and no one acting for or on behalf of the Consultants, except those persons normally employed by the Consultants in rendering services to others, such as secretaries, bookkeepers and the like.

          1.2 Independent Contractors. All services to be rendered by the Consultants hereunder are being rendered as independent contractors, and the Consultants shall be liable for any FICA taxes, withholding or other similar taxes or charges, and the Consultants shall indemnify and hold RAM-Z harmless therefrom; it is understood and agreed that the value of all such items has been taken into account by the Consultants in computing the billable rate for the services the Consultants have agreed to render to RAM-Z.

          1.3 Term. All services to be performed at the request of RAM-Z by the Consultants shall be performed within 30 days from the date hereof, subject to the receipt of the President's written request to perform such services, at which time this Plan shall terminate, unless otherwise provided herein; provided, however, that with respect to the Option Shares as defined in Paragraph 1.5 hereof, this Plan shall remain in full force and effect until all of the Option Shares have been issued or the Options granted hereunder shall have expired.

          1.4 Payment. Except as provided in Section 1.5 hereof, RAM-Z and certain of the Consultants agree that RAM-Z shall pay the invoices of the Consultants for the services performed under this Plan by the issuance of shares of its common stock at a price of $0.01 per share (the "Compensation Shares"); provided, however, such Compensation Shares shall be issued pursuant to and shall be subject to the filing and effectiveness of a Registration Statement on Form S-8 covering such shares with the Commission.

          1.5 Grant of Option. Mike Watts is hereby granted (i) an option to acquire 100,000 shares of common stock at a price of $0.75 per share, all or any part of which option may be exercised for a period of 60 days from the Effective Date of the Plan, as defined herein; and (ii) an option to acquire 75,000 shares of common stock at a price of $1.00 per share, all or any part of which option may be exercised for a period of 90 days from the Effective Date of the Plan (collectively, the "Options"). The Options shall be exercised by payment of a cashier's check for the number of shares to be acquired to the Company at the address shown in Paragraph 6.2 herein. Except as otherwise stated herein, the terms of this Plan shall govern the shares subject to the Options (the "Option Shares") to the same extent as the Compensation Shares.

          1.6 Invoices for Services. On the completion of rendering the services to be performed by the Consultants hereunder in consideration of Compensation Shares, each of the Consultants shall provide RAM-Z with a written invoice detailing the services duly performed. Such invoice shall be paid by RAM-Z in accordance with Section 1.4 above, subject to the satisfaction of the President of RAM-Z that the services have been performed, and to the extent performed, that the performance was in a satisfactory manner. The submission of an invoice for the services performed by each of the Consultants shall be deemed to be a subscription by the respective Consultants to purchase Compensation Shares at the price outlined in Section
1.4 above, subject only to the filing and effectiveness of a Registration Statement on Form S-8 covering such shares with the Commission.

          1.7 Limitation on Services. None of the services to be rendered by the Consultants and paid for by the issuance of shares of common stock of RAM-Z shall be services related to any "capital raising" transaction.

          1.8 Delivery of Compensation Shares. On submission of an invoice for services actually performed by the respective Consultants, and duly verified to the satisfaction of RAM-Z, and subject to the filing and effectiveness of a Registration Statement on Form S-8 of the Commission covering the Compensation Shares, one or more stock certificates representing such Compensation Shares shall be delivered to the respective Consultants at the addresses listed on the Counterpart Signature Pages, unless another address shall be provided to RAM-Z in writing prior to the issuance of such shares.

          1.9 Delivery of Option Shares. On submission of payment for the number of Option Shares to be purchased, and subject to the filing and effectiveness of a Registration Statement on Form S-8 of the Commission covering the Option Shares, one or more stock certificates representing such Option Shares shall be delivered to Mike Watts at the address listed on Exhibit "H" hereof, unless another address shall be provided to RAM-Z in writing prior to the issuance of such shares.

          1.10 Adjustments in the Number of Shares of Common Stock and
Price Per Share. RAM-Z and the Consultants agree that the per share price of shares of Compensation Shares and Option Shares that may be issued by RAM-Z to the Consultants for services performed under this Plan has been arbitrarily set; however, in the event RAM-Z shall undergo a merger, consolidation, reorganization, recapitalization, declare a stock dividend of its shares of common stock or cause to be implemented a forward or reverse stock split which affects the present number of issued and outstanding shares of common stock of RAM-Z prior to the issuance of shares to the Consultants, that the per share price and the number of Option Shares and/or Compensation Shares issuable to the Consultants for services actually rendered hereunder after such event shall be appropriately adjusted to reflect any such event.

          1.11 Effective Date. The Effective Date of the Plan for each of the Consultants shall be the date set forth on the respective Counterpart Signature Pages.

                                 Section 2

                  Representations and Warranties of RAM-Z

          RAM-Z represents and warrants to, and covenants with, the Consultants as follows:

          2.1 Corporate Status. RAM-Z is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is licensed or qualified as a foreign corporation in all states in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary.

          2.2 Compensation Plan. The Board of Directors of RAM-Z has duly adopted a Compensation Plan as defined in Rule 405 of the Commission pursuant to which RAM-Z may issue "freely tradeable" shares of its common stock as payment for services rendered, subject to the filing and effectiveness of an S-8 Registration Statement to be filed with the Commission by RAM-Z.

          2.3 Registration Statement on Form S-8. RAM-Z shall engage the services of a competent professional to prepare and file a Registration Statement on Form S-8 with the Commission to cover the Compensation Shares and Option Shares to be issued under the Plan; shall cooperate with such professional in every manner whatsoever to the extent reasonably required or necessary so that such Registration Statement shall be competently prepared, which such Registration Statement shall not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, and which such Registration Statement shall become effective immediately upon its filing; such Registration Statement shall be prepared at the sole cost and expense of RAM-Z; and RAM-Z will provide to the Consultants prior to the issuance and delivery of any such shares of common stock a copy of such Registration Statement, the Compensation Plan adopted by its Board of Directors, all quarterly, annual or current reports or other documents incorporated by reference into such Registration Statement and any other similar reports filed or publicly disseminated following the effective date of any such Registration Statement.

          2.4 Federal and State Securities Laws, Rules and Regulations. RAM-Z shall fully comply with any and all federal or state securities laws, rules and regulations governing the issuance of any such shares of common stock.

          2.5 Limitation on Services. RAM-Z shall not request the Consultants to perform any services in connection with any "capital raising" transaction under this Plan.

          2.6 Reports With the Commission. RAM-Z is required to file reports with the Commission pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and RAM-Z has or will file with the Commission all reports required to be filed by it forthwith, and such reports are or will be true and correct in every material respect; and RAM-Z will continue to comply with these reporting requirements and keep such reports current so long as any of the Compensation Shares or Option Shares remain to be issued hereunder.

          2.7 Corporate Authority and Due Authorization. RAM-Z has full corporate power and authority to enter into this Plan and to carry out its obligations hereunder. Execution of this Plan and performance by RAM-Z hereunder have been duly authorized by all requisite corporate action on the part of RAM-Z, and this Plan constitutes a valid and binding obligation of RAM-Z and performance hereunder will not violate any provision of the Articles of Incorporation, Bylaws, agreements, mortgages or other commitments of RAM-Z.


                                 Section 3

             Representations and Warranties of the Consultants

          Each of the Consultants represents and warrants to, and covenants with, RAM-Z as follows:

          3.1 Employment. Each of the Consultants hereby accepts employment by RAM-Z, and agrees to perform the services only as requested by the President of RAM-Z and to his satisfaction during the term hereof. The services to be performed by the Consultants hereunder shall be personally rendered by the Consultants, and no one acting for or on behalf of the Consultants.

          3.2 Sophisticated Investors. Each of the Consultants represents and warrants that, by reason of income, net assets, education, background and business acumen, the Consultants have the experience and knowledge to evaluate the risks and merits attendant to an investment in shares of common stock of RAM-Z, either singly or through the aid and assistance of a competent professional, and are fully capable of bearing the economic risk of loss of the total investment of services.

          3.3 Suitability of Investment. Prior to the execution of this Plan, each of the Consultants shall have provided the services outlined in the respective Counterpart Signature Pages to RAM-Z, and the Consultants, singly, or through the advice of a competent professional, fully believe that an investment in shares of common stock of RAM-Z is a suitable investment for the Consultants.

          3.4 Limitation on Services. None of the services to be rendered by the Consultants and paid for by the issuance of shares of common stock of RAM-Z shall be services related to any "capital raising" transaction.

          3.5 Authority and Authorization. Each of the Consultants has full power and authority to enter into this Plan and carry out the obligations hereunder. Execution of this Plan and performance by the Consultants hereunder constitutes a valid and binding obligation of the Consultants and performance hereunder will not violate any other agreement to which any of the Consultants is a party.

                                 Section 4

                                 Indemnity

          RAM-Z and the Consultants agree to indemnify and hold the other harmless for any loss or damage resulting from any misstatement of a material fact or omission to state a material fact by the other contained herein or contained in the S-8 Registration Statement of RAM-Z to be filed hereunder, to the extent that any misstatement or omission contained in the Registration Statement was based upon information supplied by the other.

                                 Section 5

                                Termination

          Prior to the written request of the President of RAM-Z to perform the services covered hereby, and the actual performance of services hereunder, this Plan may be terminated (i) by mutual consent of RAM-Z and the respective Consultants in writing; or (ii) by either the Directors of RAM-Z or the respective Consultants if there has been a material misrepresentation or material breach of any warranty or covenant by the other party. This Plan shall automatically terminate at the expiration of the term hereof, provided, however, all representations and warranties shall survive the termination hereof; provided, further, however, that any obligations of RAM-Z (i) to pay for any services actually rendered by the Consultants hereunder; and (ii) to sell the Option Shares in the event that the Options are exercised in whole or in part, shall survive any such termination.

                                 Section 6

                            General Provisions

          6.1 Further Assurances. At any time, and from time to time, after the execution hereof, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to carry out the intent and purposes of this Plan.

          6.2 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first-class registered or certified mail, return receipt requested, as follows:

          If to RAM-Z:        RAM-Z Enterprises, Inc.
                              155 East 34th Street, #10A
                              New York, New York  10016

          If to Consultants:  The addresses listed on the
                              Counterpart Signature Pages


          6.3 Entire Agreement. This Plan constitutes the entire agreement between the parties and supersedes and cancels any other agreement, representation, or communication, whether oral or written, between the parties hereto relating to the transactions contemplated herein or the subject matter hereof.

          6.4 Headings. The section and subsection headings in this Plan are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Plan.

          6.5 Governing law. This Plan shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, except to the extent pre-empted by federal law, in which event (and to that extent only), federal law shall govern.

          6.6 Assignment. Neither RAM-Z nor the Consultants can assign any rights, duties or obligations under this Plan, and in the event of any such assignment, such assignment shall be deemed null and void.

          6.7 Counterparts. This Plan may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties have executed this Plan effective the day and year first above written.

                         EXHIBIT "A"

                 CONSULTANTS COMPENSATION AGREEMENT NO. 1

                        COUNTERPART SIGNATURE PAGE

          THIS COUNTERPART SIGNATURE PAGE for that certain Consultants Compensation Agreement No. 1 among RAM-Z Enterprises, Inc. and the respective Consultants is executed as of the date set forth hereinbelow.

                              RAM-Z ENTERPRISES, INC., a Delaware
                              corporation


                              By:/ss/Gregory Aurre
                              ------------------------
                              President


                                EXHIBIT "B"

                  CONSULTANT COMPENSATION AGREEMENT NO. 1

                        COUNTERPART SIGNATURE PAGE

          THIS COUNTERPART SIGNATURE PAGE for that certain Consultants Compensation Agreement No. 1 among RAM-Z and the undersigned Consultant is executed as of the date set forth hereinbelow.

                                   Consultant:

                                   by:/ss/John Malone, CPA
                                   -----------------------
                                   5444 Westheimer, #2080
                                   Houston, Texas  77056

Dated: 8/27/96
                                          Maximum Value
                                           of Services
General Description of Services          to be Performed

Accounting and corporate                     $250
management services.


                                   Consultant:


                                   by:/ss/John L. Petersen, Esq.
                                   -----------------------------
                                   16755 Ella Blvd., #177
                                   Houston, Texas  77090




Dated: 8/15/96

                                           Maximum Value
                                            of Services
General Description of Services           to be Performed

Legal services.                                   $250



                                   Consultant:


                                   by:/ss/David M. Klausmeyer
                                   ---------------------------
                                   10878 Westheimer, #178
                                   Houston, Texas  77042



Dated:

                                          Maximum Value
                                           of Services
General Description of Services          to be Performed

Non-capital raising financial                $1,021.50
consulting services.

                                   Consultant:


                                   by:/ss/David R. Strawn, Esq.
                                   -----------------------------
                                   11440 W. Bernardo Court, #300
                                   San Diego, California  92127



Dated:

                                           Maximum Value
                                            of Services
General Description of Services           to be Performed

Legal services.                                $2,043

                                   Consultant:


                                   by:/ss/Mike Watts
                                   --------------------------
                                   2656 South Loop West, #103
                                   Houston, Texas  77054


Dated: 8/22/96

                                           Maximum Value
                                            of Services
General Description of Services           to be Performed

Non-capital raising financial           $10 (option to acquire 100,000
consulting services.                    shares at $0.75 per share)

                                        $10 (option to acquire 75,000
                                        shares at $1.00 per share)

                                 EXHIBIT C


                          RAM-Z ENTERPRISES, INC.

                           FINANCIAL STATEMENTS


                        December 31, 1995 and 1994

                         Jones, Jensen & Company
                            (letterhead)

                      INDEPENDENT AUDITOR'S REPORT

Board of Directors
Ram-Z Enterprises, Inc.
(A Development Stage Company)
New York City, New York

We have audited the accompanying balance sheets of Ram-Z Enterprises, Inc. (a development stage company) as of December 31, 1995 and 1994 and the related statements of operations, stockholders' equity and cash flows for the years ended December 31, 1995, 1994 and 1993, and from Inception on July 29, 1983 through December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ram-Z Enterprises, Inc. (a development stage company) as of December 31, 1995 and 1994 and the results of its operations and its cash flows for the years ended December 31, 1995, 1994 and 1993 and from inception on July 29, 1983 through December 31, 1995, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has suffered recurring losses from operations and has no established source of revenue. This raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


Jones, Jensen & Company
March 20, 1996

                              ASSETS


                                       December 31,
                                   1995            1994
CURRENT ASSETS
    Cash                         $    -           $   -

Total Current Assets                  -               -

TOTAL ASSETS                      $   -           $   -

               LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

Accounts payable                 $  1,628         $   -

Total Current Liabilities           1,628             -

Total Liabilities                   1,628             -

STOCKHOLDERS' EQUITY

Stock authorized 50,000,000 common
shares at $0.001 par value;
50,000,000 and 50,000,000
common shares issued and
outstanding, respectively          50,000        50,000
Additional paid-in capital        108,503        99,245
Deficit accumulated during the
development stage                (160,129)     (149,245)

Total Stockholders' Equity         (1,626)          -

TOTAL LIABILITIES AND STOCKHOLDERS
EQUITY                             $  -         $   -

The accompanying notes are an Integral part of these financial statements

                       Ram-Z Enterprises, Inc.
                    (A Development Stage Company)
                        Statement of Operations

                                                                From
                                                             Inception on
                                                            July, 29, 1983
                                                               Through
                          For the Years Ended December 31,   December 31,
                       1995         1994       1993             1995
Revenues            $   -        $   -       $   -           $    -

Expenses            $(10,884)        -           -             (10,884)


NET LOSS FROM
DISCONTINUED
OPERATION               -        (42,350)        -            (149,245)

NET (LOSS)          $(10,884)   $(42,350)    $   -           $(160,129)

NET INCOME (LOSS) PER
SHARE               $    0.00   $   0.00     $   0.00

WEIGHTED AVERAGE
SHARES OUTSTANDING 50,000,000  33,972,113       7,650

The accompanying notes are an integral part of these financial statement

                          Ram-Z Enterprises, Inc.
                       (A Development Stage Company)
                    Statements of Stockholders' Equity

                                                        Deficit
                                                      Accumulated
                                          Additional    During the
                      Common Stock         Paid-in      Development
                     Shares      Amount    Capital       Stage
Balance at inception
on July 29, 1983       -        $    -    $   -        $     -

Issuance of common
stock at $0.0038
per share            2,650,000      2,650     7,350          -

Net loss for the year
ended December 31, 1983  -            -       -             (2,469)

Balance at December 31
1983                 2,650,000      2,650     7,350         (2,469)

Issuance of common
stock at $0.02 per
share                5,000,000      5,000    91,895          -

Net loss for the
year ended December
31, 1984                 -             -      -             (7,065)

Balance at December
31, 1984             7,650,000      7,650    99,245         (9,534)

Net loss for the
year ended December
31, 1985                 -             -      -            (97,361)
Balance at December
31, 1985             7,650,000      7,650    99,245       (106,895)

Net loss for the year
ended December 31,
1986                     -              -      -               -

Balance at December
31, 1986             7,650,000      7,650    99,245       (106,895)

Net loss for the year
ended December 31,
1987                     -              -      -               -

Balance at December
31, 1987             7,650,000      7,650    99,245       (106,895)

Net loss for the year
ended December 31,
1988                     -              -       -              -

Balance at December
31, 1988             7,650,000      7,650    99,245       (106,895)

Net loss for the year
ended December 31,
1989                     -              -       -               -

Balance at December
31, 1989             7,650,000      7,650    99,245       (106,895)

Net loss for the year
ended December 31,
1990                     -              -       -              -

Balance at December
31, 1990             7,650,000      7,650    99,245       (106,895)

Net loss for the year
ended December 31,
1991                     -              -       -              -

Balance at December
31, 1991             7,650,000      7,650    99,245       (106,895)

Net loss for the year
ended December 31,
1992                     -              -       -              -

Balance at December
31, 1992             7,650,000      7,650    99,245       (106,895)

Net loss for the year
ended December 31,
1993                     -              -       -              -

Balance at December
31, 1993             7,650,000      7,650    99,245       (106,895)

Issuance of common
stock on April 21,
1994 for services
rendered at $0.001
per share           10,000,000     10,000       -               -

Issuance of common
stock on May 18,
1994 for services
rendered at $0.001
per share           32,350,000     32,350       -               -

Net loss for the year
ended December 31,
1994                     -             -        -         (42,350)

Balance at December
31, 1994            50,000,000     50,000    99,245      (149,245)

Services paid for
by shareholder           -             -      9,258            -

Net loss for the year
ended December 31,
1995                     -             -         -        (10,884)

Balance at December
31, 1995            50,000,000     50,000   108,503      (160,129)

The accompanying notes are an integral part of these financial statements.

                        Ram-Z Enterprises, Inc.
                       (A Development Stage Company)
                         Statements of Cash Flows

                                                          From
                                                       Inception on
                                                      July 29, 1983
                                                         Through
                    For the Years Ended December 31,   December 31,
                      1995         1994       1993        1995

OPERATING ACTIVITIES
Loss from operations  $(10,884)   $(42,350)  $  -       $(160,129)

Adjustments to reconcile
net earnings (loss) to
net cash provided by
(used in) operating
activities:
Common stock issued for
services rendered          -        42,350      -         42,350

Expenses paid by
shareholder              9,258         -        -          9,258

Increase (decrease)
in accounts payable      1,626         -        -          1,626

Net cash Used by
Operating Activities       -           -        -       (106,895)

INVESTING ACTIVITIES       -           -        -            -

Net cash Used by
Investing Activities       -           -        -            -

FINANCING ACTIVITIES

Issuance of common stock   -           -        -        106,895

Net Cash Provided by
Financing Activities       -           -        -        106,895

Increase in cash           -           -        -            -

Cash at Beginning of Year  -           -        -            -

Cash at end of Year    $   -      $    -    $   -       $    -

Supplemental Cash Flows
information

Interest               $   -      $    -    $   -       $    -
Income tax                 -           -        -            -

The accompanying notes are an integral part of these financial statements.

NOTE 1-SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A. Organization

The financial statements presented are those of Ram-Z Enterprises, Inc. ( a development stage company). The Company was incorporated under the laws of the State of Utah on July 29, 1983.

On April 21, 1994, the Board of Directors caused to be incorporated in the State of Delaware, a new corporation, with the same name, with the specific intent of effecting a merger between Ram-Z Enterprises, Inc of Delaware and Ram-Z Enterprises, Inc. of Utah, for the sole purpose of changing the domicile of the Company to the state of Delaware. On May 20, 1994, Ram-Z Enterprises, Inc. (Utah) and the newly formed Ram-Z Enterprises, Inc. (Delaware) executed a merger agreement whereby the shareholders of Ram-Z Enterprises, Inc. (Utah) exchanged all of their issued and outstanding shares of common stock for an equal number of shares of Ram-Z Enterprises, Inc. (Delaware) common stock, Ram-Z Enterprises, Inc. (Delaware) was the surviving corporation and Ram-Z Enterprises, Inc. (Utah) was dissolved.

The Company is currently seeking business opportunities believed to hold a potential for profit. The Company has not presently identified a specific business area of direction that is will follow. Therefore, principal operations have not yet begun.

B.  Accounting Method

The Company's financial statements are presented using the accrual method of accounting. The Company has elected a December 31, year end.

C.  Loss Per Share

The computations of loss per share of common stock are based on the weighted average number of shares outstanding at the date of the financial statements.

D.  Provision for Taxes

At December 31, 1995, the Company had net operating loss carryforwards totaling approximately $160,000 that may be offset against future taxable income through 2010. No tax benefit has been reported in the 1995 financial statements, because the Company believes there is a 50% or greater chance the carryforward will expire unused. Accordingly, the potential tax benefits of the loss carryforward are offset by a valuation allowance of the same amount.

E.  Other Significant Accounting Policies

Additional accounting policies will be determined when principle operations begin.

NOTE 2-STOCK TRANSACTIONS

On April 21, 1994 and May 18, 1994, 10,000,000 and 32,350,000
shares of common stock, respectively, were issued for $0.001 per share. These shares were issued at par value to related parties for services rendered on the Company's behalf.

NOTE 3-GOING CONCERN

The Company's financial statements are prepared using the generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company has no current source of revenue. Without realization of additional capital, it would be unlikely for the Company to continue as a going concern. It is management's plan to seek additional capital through a merger with an existing operating company. In the interim, shareholders of the Company have committed to meeting its minimal operating expenses.

NOTE 4-DISCONTINUED OPERATIONS

In 1994 the Company issued shares of its common stock to related parties for services rendered in connection with discontinuing its prior operations and preparing the Company to seek new business opportunities. Accordingly, those costs are charged to the net loss from discontinued operations.


                               EXHIBIT C-1

                          RAM-Z ENTERPRISES, INC.

                           FINANCIAL STATEMENTS

                               June 30, 1996


                         Jones, Jensen & Company
                              (Letterhead)

INDEPENDENT AUDITORS' REPORT

August 6, 1996

The Board of Directors
Ram-Z Enterprises, Inc.
(A Development Stage Company)
New York City, New York

The accompanying balance sheet as of June 30,1996, and the related statements of operations, stockholders' equity (deficit), and cash flows for the three months and six months ended June 30, 1996 and 1995 and from inception on July 29,1983 through June 30, 1996 were not audited by us and, accordingly, we do not express an opinion on them.

The accompanying balance sheet as of December 31,1995 was audited by us and we expressed an unqualified opinion on it in our report dated March 20, 1996.

                       RAM-Z ENTERPRISES, INC.
                    (A Development Stage Company)
                          Balance Sheets

                                June 30,    December 31,
                                  1996          1995
                              (Unaudited)

CURRENT ASSETS
Cash                              $    -      $      -

Total Current Assets                   -             -

TOTAL ASSETS                      $    -             -

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES

Accounts payable                  $ 7,741     $ 1,626

Total Current Liabilities           7,741       1,626

STOCKHOLDERS' EQUITY (DEFICIT)

Common stock 50,000,000 shares
authorized to $0.001 par value,
50,000,000 shares issued and
outstanding                       50,000          50,000

Additional paid-in capital       108,503         108,503

Deficit accumulated during the
development stage               (166,244)       (160,129)

Total Stockholders' Equity
(Deficit)                         (7,741) .       (1,626)

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY (DEFICIT)     $ -            $   -

The accompanying notes are an integral part of these financial statements

                       RAM-Z ENTERPRISES, INC.
                    (A Development Stage Company)
                       Statements of Operations
                              (Unaudited)

                                                            From
                                                         Inception on
                                                          July 29,
             For the Three Months For the Six Months    1983 Through
                  Ended June 30,       Ended June 30,    June 30,
                1996         1995    1996       1995      1996
REVENUES        $ -      $ -       $ -       $  -    $

EXPENSES          4,912    3,140     6,115     8,417    16,999

LOSS FROM
DISCONTINUED
OPERATIONS
(NOTE 4)          -        -         -          -      149,245

NET INCOME (LOSS)(4,912)  (3,140)   (6,115)   (8,417) (166,244)

NET INCOME (LOSS)
PER SHARE        $(0.00)$ (0.00)   $(0.00) $  (0.00) $ (0.00)


WEIGHTED AVERAGE
NUMBER OF SHARES
OUTSTANDING 50,000,000 50,000,000 50,000,000 50,000,000 50,000,000

The accompanying notes are an integral part of these financial statements

                          Ram-Z Enterprises, Inc.
                       (A Development Stage Company)
                    Statements of Stockholders' Equity

                                                        Deficit
                                                      Accumulated
                                          Additional   During the
                      Common Stock         Paid-in    Development
                     Shares      Amount    Capital       Stage

Balance at inception
on July 29, 1983       -        $    -    $   -        $     -

Issuance of common
stock at $0.0038
per share            2,650,000      2,650     7,350          -

Net loss for the year
ended December 31, 1983  -            -       -           (2,469)

Balance at December 31
1983                 2,650,000      2,650     7,350       (2,469)

Issuance of common
stock at $0.02 per
share                5,000,000      5,000    91,895          -

Net loss for the
year ended December
31, 1984                 -             -      -           (7,065)

Balance at December
31, 1984             7,650,000      7,650    99,245       (9,534)

Net loss for the
year ended December
31, 1985                 -             -      -          (97,361)

Balance at December
31, 1985             7,650,000      7,650    99,245     (106,895)

Net loss for the year
ended December 31,
1986                     -              -      -               -

Balance at December
31, 1986             7,650,000      7,650    99,245     (106,895)

Net loss for the year
ended December 31,
1987                     -              -      -               -

Balance at December
31, 1987             7,650,000      7,650    99,245     (106,895)

Net loss for the year
ended December 31,
1988                     -              -       -              -

Balance at December
31, 1988             7,650,000      7,650    99,245     (106,895)

Net loss for the year
ended December 31,
1989                     -              -       -               -

Balance at December
31, 1989             7,650,000      7,650    99,245     (106,895)

Net loss for the year
ended December 31,
1990                     -              -       -              -

Balance at December
31, 1990             7,650,000      7,650    99,245     (106,895)

Net loss for the year
ended December 31,
1991                     -              -       -              -

Balance at December
31, 1991             7,650,000      7,650    99,245     (106,895)

Net loss for the year
ended December 31,
1992                     -              -       -              -

Balance at December
31, 1992             7,650,000      7,650    99,245     (106,895)

Net loss for the year
ended December 31,
1993                     -              -       -              -

Balance at December
31, 1993             7,650,000      7,650    99,245     (106,895)

Issuance of common
stock on April 21,
1994 for services
rendered at $0.001
per share           10,000,000     10,000       -               -

Issuance of common
stock on May 18,
1994 for services
rendered at $0.001
per share           32,350,000     32,350       -               -

Net loss for the year
ended December 31,
1994                     -             -        -        (42,350)

Balance at December
31, 1994            50,000,000     50,000    99,245     (149,245)

Services paid for
by shareholder           -             -      9,258            -

Net loss for the year
ended December 31,
1995                     -             -         -       (10,884)

Balance at December
31, 1995            50,000,000     50,000   108,503     (160,129)

Net loss for the
six months ended
June 30, 1996
(Unaudited)              -             -         -       (6,115)

Balance at June 30,
1996 (Unaudited)    50,000,000     50,000   108,503    (166,244)

The accompanying notes are an integral part of these financial statements

                     RAM-Z ENTERPRISES, INC.
                  (A Development Stage Company)
                    Statements of Cash Flows
                          (Unaudited)

                                                          From
                                                      Inception on
                                                       July 29,
            For the Three Months For the Six Months 1983 Through
               Ended June 30,       Ended June 30,     June 30,
             1996        1995     1996        1995       1996
CASH FLOWS FROM
OPERATING ACTIVITIES

Loss from
operations  $ (4,912) $ (3,140) $(6,115)  $(8,417)   $(166,244)
Common stock
issued for
services and
wages            -         -        -         -         42,350
Expenses paid
by shareholder   -         -        -         -          9,258
Increase
(decrease) in
accounts
payable        4,912     3,140    6,115     8,417        7,741

Net Cash
(Used) by
Operating
Activities       -         -        -        -        (106,695)

CASH FLOWS FROM
INVESTING
ACTIVITIES       -          -        -        -            -

CASH FLOWS FROM
FINANCING
ACTIVITIES

Common stock
issued
for cash         -         -        -        -        106,895

Net Cash
Provided by
Financing
Activities       -         -        -        -        106,895

Net Increase
(Decrease) in
Cash and Cash
Equivalents      -           -       -         -          -

Cash and Cash
Equivalents at
Beginning of
Period           -           -       -         -          -

Cash and Cash
Equivalents at
End of Period  $ -         $ -     $ -       $ -       $  -

CASH PAID FOR
Interest       $ -         $ -     $ -       $ -       $  -
Taxes          $ -         $ -     $ -       $ -       $  -

The accompanying notes are an integral part of these financial statements

                     RAM-Z ENTERPRISES, INC.
                 (A Development Stage Company)
           Notes to the financial Statements June 30, 1996 and 1995

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a.  Organization

The financial statements presented are those of Ram-Z Enterprises, Inc. (a development stage company). The Company was incorporated under the laws of the State of Utah on July 29, 1983.

On April 21, 1994, the Board of Directors caused to be incorporated in the State of Delaware, a new corporation, with the same name, with the specific intent of effecting a merger between Ram-Z Enterprises, Inc. of Delaware and Ram-Z Enterprises, Inc. of Utah, for the sole purpose of changing the domicile of the Company to the state of Delaware. On May 20, 1994, Ram-Z Enterprises, Inc. (Utah) and the newly formed Ram-Z Enterprises, Inc. (Delaware) executed a merger agreement whereby the shareholders of Ram-Z Enterprises, Inc. (Utah) exchanged all of their issued and outstanding shares of common stock for an equal number of shares of Ram-Z Enterprises, Inc. (Delaware) common stock. Ram-Z Enterprises, Inc. (Delaware) was the surviving corporation and Ram-Z Enterprises, Inc. (Utah) was dissolved.

The Company is currently seeking business opportunities believed to hold a potential for profit. The Company has not presently identified a specific business area of direction that it will follow. Therefore, principal operations have not yet begun.

b. Accounting Method

The Company's financial statements are presented using the accrual method of accounting. The Company has elected a December 31, year end.

c. Loss Per Share

The computations of loss per share of common stock are based on the weighted average number of shares outstanding at the date of the financial statements.

d. Provision for Taxes

At June 30, 1996, the Company had net operating loss carryforwards totaling approximately $165,000 that may be offset against future taxable income through 2011. No tax benefit has been reported in the financial statements, because the Company believes there is a 50% or greater chance the carryforward will expire unused. Accordingly, the potential tax benefits of the loss carryforward are offset by a valuation allowance of the same amount.

e. Other Significant Accounting Policies

Additional accounting policies will be determined when principle operations begin.

NOTE 2 - STOCK TRANSACTIONS

On April 21, 1994 and May 18, 1994, 10,000,000 and 32,350,000 shares of common stock, respectively, were issued for $0.001 per share.
These shares were issued at par value to related parties for services rendered on the Company's behalf.

NOTE 3 - GOING CONCERN

The Company's financial statements are prepared using the generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company has no current source of revenue. Without realization of additional capital, it would be unlikely for the Company to continue as a going-concern. It is management's plan to seek additional capital through a merger with an existing operating company. In the interim, shareholders of the Company have committed to meeting its minimal operating expenses.

NOTE 4 - DISCONTINUED OPERATIONS

In 1994 the Company issued shares of its common stock to related parties for services rendered in connection with discontinuing its prior operations and preparing the Company to seek new business opportunities. Accordingly, those costs are charged to the net loss from discontinued operations.

NOTE -5 - SUBSEQUENT EVENTS

Subsequent to June 30, 1996 the Company's board of directors approved a reverse split of its common stock on a 1 share for 44.428648 shares basis. Under the terms of the reverse split no shareholder will be reduced below 100 shares. A shareholder has agreed to provide the shares of common stock to meet to minimum limitations. It is estimated that 1,125,400 shares will be outstanding after the reverse split.

The board of directors also agreed to issue and register 633,600 shares of common stock to a consultant pursuant to a S-8 registration statement.

                                 EXHIBIT D


                 EXCEPTIONS TO RAM-Z FINANCIAL STATEMENTS


          None.

                                 EXHIBIT E


                         HYPERDYNAMICS CORPORATION



                 Consolidated Balance Sheet - May 31, 1996





               HYPERDYNAMICS CORPORATION AND SUBSIDIARIES
                 Consolidated Balance Sheet (unaudited)
                              May 31,1996

ASSETS

Current Assets
   Cash on deposit                                       45,942
   Trade accounts receivable                            722,394
   Inventory                                             58,642
   Other current assets                                   4,906
                                                        831,884

Equipment
   Equipment and furniture                              311,787
   Automobiles                                           42,992
   Accumulated depreciation (deduction)                (207,381)
                                                        147,398

Other Assets                                             11,272
                                                        990,554

LIABILITIES & STOCKHOLDERS' EQUITY

Current Liabilities
   Bank loan payable                                   154,800
   Trade accounts payable                              318,862
   Accrued expenses                                     32,495
   Lease payable - automobile                           20,000
   Other current liabilities                            15,000
                                                       541,157

Long-term Liabilities
   Installment notes payable                            53,742

Stockholders' Equity
   Common stock and additional
      paid-in capital                                   42,546
   Retained earnings                                   353,109
                                                       395,655
                                                       990,554

                                 EXHIBIT F


             EXCEPTIONS TO HYPERDYNAMICS FINANCIAL STATEMENTS



          None.

                                 EXHIBIT G



RAM-Z Enterprises, Inc.
155 East 34th Street, #10A
New York, New York  10016

Fidelity Stock Transfer Company
1800 South West Temple, Suite 301
Salt Lake City, Utah 84115

Re:            Exchange of shares of HyperDynamics
               Corporation, a Texas corporation
               ("HyperDynamics"), for shares of
               RAM-Z Enterprises, Inc., a Delaware
               corporation ("RAM-Z or the
               "Company")

Gentlemen:

          Pursuant to that certain Agreement and Plan of Reorganization ("Plan") between the undersigned, HyperDynamics, and RAM-Z, I acknowledge that I have approved this exchange; that I am aware of all of the terms and conditions of the Plan; that I have received and personally reviewed a copy of the Plan; the Annual Report on Form 10-KSB of RAM-Z for the year ended December 31, 1995; its quarterly reports on Form 10-QSB for the quarters ended March 31, and June 30, 1996; and I represent and warrant that no director or executive officer of the Company or any associate of either has solicited this exchange; that I am an "accredited investor" as that term is known under the Rules and Regulations of the Securities and Exchange Commission (see Exhibit "A" hereto); and/or I represent and warrant that I have sufficient knowledge and experience to understand the nature of the exchange, and I am fully capable of bearing the economic risk of the loss of my entire cost basis in the shares of HyperDynamics being exchanged.

          I understand that you have and will make books and records of your Company available to me for my inspection in connection with the contemplated exchange of my shares, and that I have been encouraged to review the information and ask any questions I may have concerning the information of any director or executive officer of the Company whose addresses are listed in the aforesaid Annual Report, or of the legal and accounting firms for the Company. I understand that the accounting firm for RAM-Z is Jones, Jensen & Co., Certified Public Accountants, 349 South 200 East, Salt Lake City, Utah 84111, Telephone #801-328-4408; and that legal counsel for RAM-Z is Leonard W. Burningham, Esq. Suite 205, Hermes Building, 455 East 500 South, Salt Lake City, Utah 84111, Telephone #801-363-7411.

          I further understand that I must bear the economic risk of ownership of any of the RAM-Z shares for a long period of time, the minimum of which will be two (2) years, as these shares are "unregistered" shares and may not be sold unless any subsequent offer or sale is registered with the United States Securities and Exchange Commission or is otherwise exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), or other applicable securities laws, rules and regulations.

          I intend that you rely on all of my representations made herein and those in the personal questionnaire (if applicable) I provided to RAM-Z for use by RAM-Z as they are being made to induce you to issue me the shares of RAM-Z under the Plan, and I further represent (of my personal knowledge or by virtue of my reliance on one or more personal representatives), and agree as follows, to-wit:

          1. That the shares being acquired are being received for investment purposes and not with a view toward further distribution;

          2. That I have a full and complete understanding of the phrase "for investment purposes and not with a view toward further distribution";

          3. That I understand the meaning of "unregistered shares" and know that they are not freely tradeable;

          4. That any stock certificate issued by you to me in connection with the shares being acquired shall be imprinted with a legend restricting the sale, assignment, hypothecation or other disposition unless it can be made in accordance with applicable laws, rules and regulations;

          5. I agree that the stock transfer records of your Company shall reflect that I have requested the Company not to effect any transfer of any stock certificate representing any of the shares being acquired unless I shall first have obtained an opinion of legal counsel to the effect that the shares may be sold in accordance with applicable laws, rules and regulations, and I understand that any opinion must be from legal counsel satisfactory to the Company and, regardless of any opinion, I understand that the exemption covered by any opinion must in fact be applicable to the shares;

          6. That I shall not sell, offer to sell, transfer, assign, hypothecate or make any other disposition of any interest in the shares being acquired except as may be pursuant to any applicable laws, rules and regulations;

          7. I fully understand that my shares which are being exchanged for shares of the Company are "risk capital," and I am fully capable of bearing the economic risks attendant to this investment, without qualification; and

          8. I also understand that without approval of counsel for RAM-Z, all shares of RAM-Z to be issued and delivered to me in exchange for my shares of RAM-Z shall be represented by one stock certificate only and which such stock certificate shall be imprinted with the following legend or a reasonable facsimile thereof on the front and reverse sides thereof:

          The shares of stock represented by this
          certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold or otherwise transferred unless compliance with the registration provisions of such Act has been made or unless availability of an exemption from such registration provisions has been established, or unless sold pursuant to Rule 144 under the Act.

          Any request for more than one stock certificate must be accompanied by a letter signed by the requesting stockholder setting forth all relevant facts relating to the request. RAM-Z will attempt to accommodate any stockholders' request where RAM-Z views the request is made for valid business or personal reasons so long as in the sole discretion of RAM-Z, the granting of the request will not facilitate a "public" distribution of unregistered shares of common voting stock of RAM-Z.

          You are requested and instructed to issue a stock certificate as follows, to-wit:

Lewis E. Ball
6122 Valley Forge
Houston, Texas 77057
Dated: 8/15/96
/ss/Lewis E. Ball
- ---------------------------

Willie R. Blair
3541 Dreyfus
Houston, Texas 77021
Dated: 8/20/96
/ss/Willie R. Blair
- ----------------------------

A.F. Click III
701 N. Post Oak Road #675
Houston, Texas 77024
Dated: 8/15/96
/ss/A. F. Click III
- ----------------------------

FYJIGIM, Inc.
P. O. Box 27701, Dept 191
Houston, Texas 77227
Dated: 8/15/96
/ss/W. Scott Throy, President
- -----------------------------

Franklin J. Harberg, Jr., Trustee
11 Greenway Plaza, Suite #2100
Houston, Texas 77046-1104
Dated: 8/20/96
/ss/Franklin J. Harberg, Jr.
- -----------------------------

Horacio J. Herzberg and
Julia A. Herzberg, JTRS
1125 Park Avenue, Apt. 11B
New York, New York 10128
Dated: 8/20/96
/ss/Horacio J. Herzberg
- -----------------------------
/ss/Julia A. Herzberg
- -----------------------------

Tarrant Hancock
1301 C Potomac Dr.
Houston, Texas 77057
Dated: 8/19/96
/ss/Tarrant Hancock
- -----------------------------

Robert John Hill
1323 Saxony Lane
Houston, Texas 77058
Dated: 8/15/96
/ss/Robert John Hill
- -----------------------------

Susanne L. Jackson
Management Incentive Plan
701 N. Post Oak Road, Suite #675
Houston, Texas 77024
Dated: 8/15/96
/ss/Susanne L. Jackson
- ------------------------------

Huggermugger, Ltd.
P. O. Box 2094
Grand Cayman, B.W.I.
Dated: 8/15/96
/ss/J. Benson, Director
- -------------------------------

Susanne L. Jackson
701 N. Post Oak Road, Suite #675
Houston, Texas 77024
Dated: 8/15/96
/ss/Susanne L. Jackson
- --------------------------------

David M. Klausmeyer
288 Litchfield Lane
Houston, Texas 77024
Dated: 8/15/96
/ss/David M. Klausmeyer
- ---------------------------------

Jack B. Manning
5847 San Felipe, Suite #1500
Houston, Texas 77057
Dated: 8/20/96
/ss/Jack B. Manning
- ---------------------------------

Manus, Inc.
P. O. Box 1006
Cuero, Texas 77954
Dated: 8/21/96
/ss/Raymond R. Reese, M.D.
- ---------------------------------
/ss/Daniel D. Dugi, Jr., M.D.
- ---------------------------------

Greg J. Micek
5444 Westheimer, #2080
Houston, Texas 77056
Dated: 8/15/96
/ss/ Greg J. Micek
- ---------------------------------

Maureen Michelsen
C/F Allyse Michelsen JTRS
9700 Leawood, #1214
Houston, Texas 77099
Dated: 8/16/96
/ss/ Maureen Michelsen
- ----------------------------------

Maureen Michelsen
C/F Chelsey Michelsen JTRS
9700 Leawood, #1214
Houston, Texas 77099
Dated: 8/15/96
/ss/Maureen Michelsen
- ----------------------------------

Richard Edwin Pitts
7710 Beechnut, #100
Houston, Texas 77074
Dated: 8/20/96
/ss/Richard Edwin Pitts
- ----------------------------------

Alex Segall Family Trust
1201 McDuffie #178
Houston, Texas 77019
Dated: 8/15/96
/ss/Celia L. Segall, Trustee
- ----------------------------------

Charles V. Serafino
14738 Cindywood
Houston, Texas 77079
Dated: 8/15/96
/ss/Charles V. Serafino
- ----------------------------------

Helen H. Silvey
5227 Cripple Creek Court
Houston, Texas 77017
Dated: 8/15/96
/ss/Helen H. Silvey
- ----------------------------------

David Strawn
11440 W. Bernardo Court #300
San Diego, California 92127
Dated: 8/15/96
/ss/David Strawn
- ----------------------------------

Thompson Family Trust
NationsBank of Texas, N.A. Trustee
100 North Main
Corsicana, Texas 75110
Dated: 8/20/96
/ss/Don Tekell, Vice President
- -----------------------------------

Kent P. Watts
3112 Heritage Green Drive
Pearland, Texas 77581
Dated: 8/15/96
/ss/Kent P. Watts
- -----------------------------------

Michael E. Watts
2656 South Loop West #103
Houston, Texas 77054
Dated: 8/14/96
/ss/Michael E. Watts
- -----------------------------------

                                 EXHIBIT H



                    CERTIFICATE OF OFFICER PURSUANT TO

                   AGREEMENT AND PLAN OF REORGANIZATION


          The undersigned, the President of RAM-Z Enterprises, Inc., a Delaware corporation ("RAM-Z"), represents and warrants the following as required by the Agreement and Plan of Reorganization (the "Plan") between RAM-Z and HyperDynamics Corporation, a Texas corporation ("HyperDynamics"), and the stockholders of HyperDynamics (the "HyperDynamics Stockholders):

          1. That he is the President of RAM-Z and has been authorized and empowered by its Board of Directors to execute and deliver this Certificate to HyperDynamics and the HyperDynamics
Stockholders.

          2. Based on his personal knowledge, information, belief and opinions of counsel for RAM-Z regarding the Plan:

              (i) All representations and warranties of RAM-Z contained within the Plan are true and correct;

             (ii)   RAM-Z has complied with all terms and
                    provisions required of it pursuant to the Plan; and

            (iii) There have been no material adverse changes in the financial position of RAM-Z as set forth in its financial statements for the periods ended December 31, 1995 and 1994, and June 30, 1996, except as set forth in Exhibit D to the Plan.


                         RAM-Z ENTERPRISES, INC.



By:/ss/Gregory Aurre
- -------------------------------
President

Dated: 8/15/96

                                 EXHIBIT I


                    CERTIFICATE OF OFFICER PURSUANT TO

                   AGREEMENT AND PLAN OF REORGANIZATION


          The undersigned, the President of HyperDynamics
Corporation, a Texas corporation ("HyperDynamics"), represents and warrants the following as required by the Agreement and Plan of Reorganization (the "Plan") between HyperDynamics, its stockholders (the "HyperDynamics Stockholders") and RAM-Z
Enterprises, Inc., a Delaware corporation ("RAM-Z"):

          1. That he is the President of HyperDynamics and has been authorized and empowered by its Board of Directors to execute and deliver this Certificate to RAM-Z.

          2. Based on his personal knowledge, information, belief:

              (i)   All representations and warranties of
                    HyperDynamics contained within the Plan are true and correct;

             (ii) HyperDynamics has complied with all terms and provisions required of it pursuant to the Plan; and

            (iii) There have been no material adverse changes in the financial position of HyperDynamics as set forth in its Consolidated Balance Sheet dated May 31, 1996, except as set forth in Exhibit F to the Plan.


                              HYPERDYNAMICS CORPORATION



                              By:/ss/Greg J. Micek
                              -------------------------------
                              President


By:/ss/Susanne L. Jackson     By:/ss/ Greg J. Micek
- --------------------------    -------------------------
Individually                  Individually



By:/ss/David K. Jackson       By:/ss/Kent Watts
- --------------------------    -------------------------
Individually                  Individually

By:/ss/Robert Hill
- --------------------------
Individually

                                 EXHIBIT J

                                  Finders


          None.

                   [Letterhead of Jones, Jensen & Company]

August 26, 1996



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549


Dear Sirs:


                            RAM-Z ENTERPRISES, INC.

We have read Item 4 of RAM-Z Enterprises, Inc.'s Form 8-K dated August 26, 1996 and are in agreement with the statements contained therein.

Yours very truly,

/ss/ Jones, Jensen & Company

Jones, Jensen & Company